                                 EXHIBIT 10.40

CONFIDENTIAL TREATMENT HAS        **Confidential treatment has been requested
BEEN REQUESTED FOR CERTAIN          with respect to the information contained
PORTIONS OF THIS DOCUMENT             within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


                    WORLDWIDE TECHNOLOGY LICENSE AGREEMENT
                    --------------------------------------

     This Agreement, dated December 27, 1996 (the "SIGNATURE DATE") is made between Premisys Communications, Inc. ("PREMISYS"), a Delaware corporation doing business at 48664 Milmont Drive, Fremont, California 94538, and Positron Fiber Systems Corporation ("POSITRON"), a corporation organized under the laws of Canada doing business at 5101 Buchan Street, Montreal, Quebec, Canada H4P2R9.

                                   RECITALS

     A. Positron designs and markets SONET based products used in telecommunications networks and systems and has expertise in designing SONET and SDH based integrated circuits and backplanes and related software which is considered proprietary and has rights to certain integrated circuit and backplane technology, software and related documentation.

     B. Premisys designs and markets products used in telecommunications networks and systems and desires to purchase such expertise and rights from Positron.

     C. Premisys and Positron wish to have Positron license such expertise and technology to Premisys and assist Premisys in incorporating Positron's integrated circuit, backplane and software technologies into Premisys products which, for a period of time, will not compete with current Positron products as specified herein and to have Positron grant Premisys world-wide rights to manufacture, market and distribute Premisys products incorporating Positron's integrated circuit, backplane and software technologies.

     D. Premisys intends to develop and market products incorporating Positron's SONET and SDH technology which, for a limited period of time, will be different from, and not directly competitive with, Positron's current OSIRIS products as specified herein.

     Positron and Premisys agree as follows:

     1.   DEFINITIONS.

          1.1 "ASIC" means the application specific integrated circuits listed in EXHIBIT A attached hereto, any bug fix made to the ASIC in any form and provided to any Positron customer during the term of this Agreement, and any update or upgrade necessary to ensure compliance with the Standards.

          1.2  "ASIC FABRICATOR" means [
**] and any other ASIC manufacturer that manufactures, has manufactured or will manufacture the ASICs for Positron.

          1.3 "ASLC MANUFACTURING MATERIALS" means all specifications, netlists, test vectors and other information related to the ASICs and any other information necessary or useful to allow the ASIC Fabricator to manufacture and test the ASICs, except portions, if any, owned by the ASIC Fabricator.

          1.4 "BACKPLANE" means the backplane listed on EXHIBIT A attached hereto, any bug fix made available in any form to any Positron customer during the term of this Agreement.

          1.5 "BACKPLANE DEVELOPMENT MATERIALS" means all printed circuit board schematics, Specifications, drawings and bills of materials for the Backplane.

          1.3 "ASLC MANUFACTURING MATERIALS" means all specifications, netlists, test vectors and other information related to the ASICs and any other information necessary or useful to allow the ASIC Fabricator to manufacture and test the ASICs, except portions, if any, owned by the ASIC Fabricator.

          1.4 "BACKPLANE" means the backplane listed on EXHIBIT A attached hereto, any bug fix made available in any form to any Positron customer during the term of this Agreement.

          1.5 "BACKPLANE DEVELOPMENT MATERIALS" means all printed circuit board schematics, Specifications, drawings and bills of materials for the Backplane.

          1.6  "DESIGN DOCUMENTATION" means:
(a) all board level schematics for the most current version of all Positron OC3-STM-1 based OSIRIS products which utilize or incorporate any ASIC, FPGA or Backplane on the date the corresponding Design Documentation is to be delivered to Premisys;
(b) for ASICs, FPGAs and Backplane which are not used in any board level schematic described in Section 1.6(a), example board level schematics which incorporate, and correctly and fully show the operation of, such ASICs, FPGAs and Backplane in a product Positron is developing, and explanatory text; and
(c) a bill of material for, and approved vendor list for each component on, any schematic set forth in Sections 1.6(a) and (b).

          1.7 "DESIGN SOURCE MATERIALS" means the VHDL and other source code and related libraries, schematics, layouts, design notes and other information useful or required for the design or modification the ASICs, FPGAs and Backplane, including but not limited to the ASIC Escrow Materials and the FPGA Escrow Materials set forth in EXHIBIT D attached hereto, excluding Specifications, the ASIC Manufacturing Materials, the FPGA Manufacturing Materials and the Backplane Development Materials.

          1.8 "END USER" means a direct or indirect customer of Premisys who purchases Premisys Products for the End User's business purposes.

          1.9 "EFFECTIVE DATE" means the date following the Signature Date on which Premisys provides written acceptance of all required governmental approvals provided by Positron, pursuant to Section 14.1 of this Agreement.

          l.10 "FPGA" means the programmed field programmable gate arrays listed in EXHIBIT A attached hereto, any bug fix made available in any form to any Positron customer during the term of this Agreement, and any update or upgrade necessary to ensure compliance with the Standards.

          1.11 "FPGA MANUFACTURING MATERIALS" means all information necessary or helpful to manufacture and test each of the FPGAs, including but not limited to programming data, ".fus" files, ".def" files, ".als" files and ".bat" files to operate the FPGA manufacturing environment set forth in EXHIBIT E attached hereto.

          1.12 "INTELLECTUAL PROPERTY RIGHTS" means patent rights, copyright rights (including, but not limited to, rights in audiovisual works and moral rights), trade secret rights, and any other intellectual property rights recognized by the law of each applicable jurisdiction.

          1.13 "LICENSED TECHNOLOGY" means the ASICs, FPGAs, Backplane and Software.

          1.14 "LICENSED MANUFACTURING MATERIALS" means the ASIC
Manufacturing Materials and the FPGA Manufacturing Materials.

          1.15 "MODIFIED BACKPLANE" means a new version of the Backplane designed by Premisys that is based upon the Backplane for use in Premisys Products.

          1.16 "MODIFIED BACKPLANE MANUFACTURING MATERIALS" means all printed circuit board schematics, drawings, bills of material and any other materials necessary or useful for the manufacture of Modified Backplanes based on the Backplane Development Materials.

          1.17 "PREMISYS PRODUCTS" means any telecommunications product distributed by Premisys which contains or includes some or all of the Licensed Technology or one or more Modified Backplanes.

          1.18 "SOFTWARE" means all of the system and driver software related to the ASICs, FPGAs or Backplane in object code and source code formats, and all documentation related to such software, including but not limited to the software and related documentation specified in EXHIBIT A, any bug fixes related to the ASICs, FPGAs, Backplane or Software made available in any form to any Positron customer during the term of this Agreement, and all upgrades and updates necessary to ensure interoperability with the Licensed Technology and Backplanes provided hereunder and to ensure compliance with the Standards.

          1.19 "SPECIFICATIONS" means all specifications, including but not limited to functional descriptions, user specifications, software interface specifications, input-output specifications, application notes, test specifications and design specifications for the Licensed Technology to be delivered by Positron to Premisys as set forth in EXHIBIT B.

          1.20 "STANDARDS" means, on the Effective Date, the standards described in EXHIBIT G attached hereto identified therein with the word, "comply" and additionally, upon the date that Positron ships any Licensed Technology to any Positron customer that complies with any standard described in EXHIBIT G identified therein with the word, "future," such future standard.

          1.21 "SUBDISTRIBUTOR" means a direct or indirect customer of Premisys who is authorized by Premisys to distribute Premisys Products to End Users or other Subdistributors.

     2.   LICENSES, PRICING AND PURCHASE.

          2.1  LICENSE GRANTS.

               (a) DEVELOPMENT LICENSE. Subject to the terms of this Agreement, Positron grants Premisys a worldwide license to: (i) use, reproduce, modify and create derivative works based upon, the Specifications and Design Documentation in order to develop Premisys Products; (ii) use the Specifications for the Software and to use, modify and compile source code and object code versions of the Software in order to develop Premisys Products and create derivative works of the Software; and (iii) use, reproduce, modify and create derivative works based upon, the Backplane Development Materials to develop Modified Backplane Manufacturing Materials, Modified Backplanes and other Premisys Products.

               (b) MANUFACTURING AND REPRODUCTION LICENSE. Subject to the terms of this Agreement, Positron grants Premisys a worldwide license to: (i) use the Licensed Manufacturing Materials to have the ASICs manufactured and to make and have made the FPGAs solely and exclusively for incorporation into Premisys Products for distribution in accordance with Section 2.1(c); (ii) use the Modified Backplane Manufacturing Materials to make and have made Modified Backplanes solely and exclusively for incorporation into Premisys Products for distribution in accordance with Section 2.1(c); and (iii) reproduce and have reproduced the Software solely and exclusively for the purpose of development of Premisys Products in accordance with Section 2.1(a) and to reproduce and have reproduced object code versions of the Software and derivative works thereof solely and exclusively for the purpose of distribution in accordance with Section 2.1(c). Positron will direct all ASIC Fabricators to manufacture the ASICs for Premisys as Premisys requires and at Premisys' expense.

               (c) DISTRIBUTION LICENSE. Subject to the terms of this Agreement, Positron grants Premisys a worldwide license to: (i) market, distribute, and sell Premisys Products to End Users, directly or indirectly through Subdistributors; and (ii) market, distribute and sublicense to End Users, object code versions of the Software and derivative works thereof, directly or indirectly through Subdistributors.

               (d) OPERATING SYSTEM, SOFTWARE INTEROPERATION. The Software and any bug fixes, upgrades and updates as supplied by Positron to Premisys may use application programming interfaces of the OS9 operating system commercially available to Premisys from Microware. Should Premisys wish to use such OS9 operating system with the Software, Premisys must separately license such OS9 operating system from Microware. Positron may supply to Premisys certain bug fixes, upgrades and updates to the Software which interoperate with Open Systems Interconnect stacks and protocols in third party software provided such third party software, is commercially available to Premisys. Should Premisys wish to use such third party software, Premisys must separately license such third party software from the applicable third party. At the time Positron provides such bug fixes, upgrades and updates of the Software to Premisys, Positron will identify to Premisys any such stacks and protocols, and provide Premisys with the name, address and telephone number of such third party.

          2.2  EXCLUSIVITY.

               (a) GRANT OF EXCLUSIVITY. During the period beginning on the Effective Date and ending twelve (12) months from the Effective Date, Premisys will have the exclusive right to use the Licensed Technology, ASIC Manufacturing Materials, FPGA Manufacturing Materials, Software and Backplane Development Materials, in whole or in part, and any Intellectual Property Rights therein or derivative works based thereon in or for the development of products that: (i) in Premisys' reasonable determination, compete with Premisys IMACS products or any other Premisys Products that are being marketed by Premisys during such twelve (12) month period; or (ii) comprise any Integrated Access Device or Digital Subscriber Line Access Multiplexer, as such terms are defined in Section 2.2(c) of this Agreement. The parties agree that any product meeting Bellcore TR-909 Fiber to the Curb specification will not be deemed to be the type of product covered by Sections 2.2(a)(i) or 2.2(a)(ii) or the grant of exclusivity under this Section 2.2(a).

               (b) EXPIRATION OF EXCLUSIVITY. After the twelve (12) month period set forth in Section 2.2(a), the licenses granted in Section 2.1 of this Agreement will be nonexclusive.

               (c) EXCLUSIVITY DEFINITIONS. An "INTEGRATED ACCESS DEVICE" is any device that can provide: (i) simultaneous termination of multiple types of low speed (e.g. voice services, RS-232 asynchronous data, BRI-ISDN) and wideband (e.g. V.35, DDS synchronized data, frame relay, ATM or PRI-ISDN) services on a single platform; (ii) services interoperability (e.g. ISDN to frame relay); or (iii) Class-5 voice switch terminations such as TR08 or multi-wire analog tip and ring pairs. A "DIGITAL SUBSCRIBER LINE ACCESS MULTIPLEXER" is any device that can provide: (i) support for the Bellcore GR-2842 Service Access Multiplexer specification; (ii) simultaneous termination and aggregation of low speed voice and high speed data; (iii) termination of derived telephony "outside plant" loop pairs; (iv) simultaneous termination of POTS line circuits with ADSL and other digital subscriber line interfaces; (v) simultaneous termination of at least two types of low speed (e.g. voice services, RS-232 asynchronous data, BRI-ISDN) and wideband (e.g. V.35, DDS synchronized data, frame relay, ATM or PRI-ISDN) services on a single platform; or (vi) services interoperability (e.g. ISDN to frame relay).

          2.3 PRICING FREEDOM. Premisys is, and will remain, entirely free to determine its End User and Subdistributor prices and fees for Premisys Products in its own discretion.

          2.4 PURCHASE OF ASICS. At Premisys' option, Premisys may purchase the ASICs from Positron at the lower of Positron's, or any Positron's Affiliate's (as defined below), net cost of purchasing the ASICs plus ten percent (10%) in addition to the payment of the initial payments and royalties set forth in Section 5 of this Agreement, subject to other reasonable terms set forth in a separate purchase agreement to be negotiated by the parties during the thirty days following the Effective Date of this Agreement "POSITRON'S AFFILIATE" means any entity that effectively controls Positron, is under the effective control of Positron, or any entity under the effective control of an entity which effectively controls Positron.

     3.   LICENSE RESTRICTIONS.

          3.1 For a period of twenty four (24) months following the first shipment to any Premisys customer of any of the Premisys Products, Premisys will not manufacture any Premisys Product that is specifically optimized for Add/Drop Multiplexing (ADM) of DS3 (E3) and DS1 (E1) bandwidth onto SONET-OC3 (SDH-STM-1) facilities. A Premisys Product that is specifically optimized for Add/Drop Multiplexing (ADM) of DS3 (E3) and DS1 (E1) bandwidth onto SONET-OC3 (SDH-STM-1) facilities is a Premisys Product which is not inherently capable, via the system architecture, of terminating and/or processing DS0 (64 kilobits per second) based channels, or processing DS1 (E1)/DS3 (E3) packet/cell based channels. During such twenty four (24) month period, Premisys will always install Premisys Products with the hardware necessary to terminate or process either DS0 based channels or DS1 (E1) and/or DS3 (E3) packet/cell based channels. Following such twenty-four month period, Premisys may manufacture Premisys Products and install Premisys Products without the hardware necessary to process either DS0 or DS1 (E1) and/or DS3 (E3) packet/cell based channels.

          3.2 NO SUB-LICENSING. None of the Licensed Manufacturing Materials, Backplane Development Materials, Software or Specifications or any derivative works thereof may be sub-licensed by Premisys to any third-party other than as an integrated part of a Premisys Product, without the express written agreement of Positron.

          3.3 ADDED VALUE. Premisys will only market and distribute the Software for use with other software for Premisys Products.

          3.4 NO UNAUTHORIZED USE OF DESIGN DOCUMENTATION. Design Documentation are intended to provide design assistance to Premisys in modifying the Backplane and Software and in incorporating the ASICs, FPGAs, Modified Backplane and Software as modified into Premisys Products. Except as set forth herein, Premisys has no license or implied right to disclose, license, sell, provide or otherwise transfer the Design Documentation to any third party.

     4. DELIVERY. Positron will deliver the Specifications, Software, Licensed Manufacturing Materials, Design Documentation and Backplane Development Materials to Premisys according to the Schedule attached hereto as EXHIBIT B. Positron warrants that all existing ASIC Manufacturing Materials for the ASICs have been delivered to GEC Plessey. Positron warrants that, for each of the ASICs, all ASIC Manufacturing Materials will be delivered to the ASIC Fabricator at the time that Positron delivers the related materials to Premisys as set forth in EXHIBIT B attached hereto, and that at least sixty days prior to such time, Positron will identify the ASIC Fabricator to Premisys in writing if such ASIC Fabricator is not GEC Plessey.

     5.   PAYMENTS.

          5.1 INITIAL PAYMENTS. Premisys will pay Positron the initial payments specified in Section C.1 of EXHIBIT C upon the occurrence of the triggering events set forth in Section C.1 of EXHIBIT C.

          5.2 ROYALTIES. During the term of this Agreement, Premisys will pay Positron the royalties, less the deductions, set forth in Section C.2 of EXHIBIT C for Premisys' shipment of the Premisys Products to any Premisys customer. Premisys will make such payments within thirty (30) days after the end of each calendar quarter in which Premisys receives payment from its customer for such Premisys Products beginning with the quarter ending December 31, 1997.

          5.3 PAYMENT TERMS. All payments under this Agreement will be made in United States currency by Premisys company check, or by bank-to-bank wire transfer to an account designated by Positron, unless otherwise agreed to by the parties in writing.

     6.   REPORTS AND AUDITS.

          6.1 PREMISYS' RECORDS. Premisys will maintain complete records, during and for two (2) years after the termination or expiration of this Agreement, regarding the distribution of the Premisys Products.

          6.2 PAYMENT REPORTS. Within thirty (30) days after the close of each calendar quarter ending March 31, June 30, September 30 and December 31, Premisys will deliver to Positron a report which will provide all information reasonably necessary for computation and/or confirmation of the payments, if any, due or credited to Positron for such quarterly period.

          6.3 AUDIT. Not more than two times per calendar year during the term of this agreement and for two years thereafter, an independent certified public accountant selected by Positron may, upon reasonable notice and during normal business hours, inspect the records of Premisys on which such reports are based. If, upon performing such audit, it is determined that Premisys has underpaid Positron by an amount greater than five percent (5%) of the payments due Positron in the period being audited, Premisys will bear all reasonable expenses and costs of such audit in addition to its obligation to make full payment under Section 5.

     7.   MAINTENANCE, SUPPORT, AND TRAINING.

          7.1 BY PREMISYS. Premisys will be responsible for providing the following support to its End Users and Subdistributors: installing the Premisys Products as needed; training End Users and Subdistributors; and providing all technical support to End Users and Subdistributors, including but not limited to diagnosing problems and using its reasonable efforts to provide solutions.

          7.2 BY POSITRON AT NO CHARGE. During the term of this Agreement, at no additional charge to Premisys, Positron will provide Premisys with:

               (a) any error corrections or updates or upgrades which are necessary to ensure compliance with the Standards, ensure interoperability with, or to correct errors in, the Licensed Manufacturing Materials, Backplane Development Materials, Specifications, Design Documentation and Software at such time as Positron complies in any Positron product with any of the Standards identified as "future" in EXHIBIT G, or at such time as such error corrections, updates or upgrades are made available in any form to any Positron customer but not less than once per calendar year;

               (b) reasonable telephone access to Positron's design engineers for diagnosing design or documentation errors within the Licensed Technology from Premisys design engineers related to the Licensed Technology or Software or the corresponding Specifications, Licensed Manufacturing Materials or Backplane Development Materials between the hours of 9 a.m. and 5 p.m., Eastern Time, on Positron's business days;

               (c) two hundred (200) person-hours per ASIC, FPGA and Backplane, and sixteen (16) hours per error correction, upgrade or update of the Licensed Technology or Software for training and design assistance requested by Premisys to assist its personnel in incorporating the Licensed Technology into the Premisys Products; and

               (d) Documentation and Specifications will be delivered by Positron to Premisys as set forth herein without any clarifications or additions. Any clarifications and additions requested by Premisys will be deemed design assistance for the purpose of Sections 7.2(c) or 7.3(a), whichever is applicable at the time such request is performed by Positron.

          7.3 BY POSITRON AT STANDARD RATES. For one hundred dollars ($100) per person-hour plus reasonable travel expenses approved in writing in advance by Premisys, upon request by Premisys, Positron will provide Premisys:

               (a) additional training and design assistance beyond that specified in Section 7.2(c) of this Agreement;

               (b) ASIC Manufacturing Materials adapted to replace the ASIC Fabricator in the event that Premisys develops a reasonable expectation that the ASIC Fabricator will be unable to reasonably supply Premisys with ASICs in the quantities and according to the schedule required by Premisys, or in the event that Premisys is able to secure ASICs from another vendor for less than seventy five percent (75%) of the price charged by the ASIC Fabricator, provided that Premisys pays such vendor's NRE fees;

               (c) FPGA Manufacturing Materials adapted to a manufacturing environment different from the FPGA manufacturing environment set forth in EXHIBIT E and/or a blank FPGA different from the blank FPGAs specified in EXHIBIT E should such manufacturing environment or blank FPGA become unavailable to Premisys in quantities and according to a schedule reasonably acceptable to Premisys;

               (d) new versions of the Licensed Manufacturing Materials, Backplane Development Materials, Design Documentation, Software and Specifications for ASICs, FPGAs, Backplanes or Software based on the Licensed Technology as specified by Premisys; and

                (e) additional technology and assistance requested by Premisys to assist Premisys in integrating the Licensed Technology and Software into Premisys Products. Any development effort exceeding one hundred eighty (l80) man hours per ASIC, FPGA or Backplane to be performed under this
Section 7.3 will be subject to a development supply agreement which will be negotiated in good faith and on terms mutually agreed upon by the parties.

          7.4 RESOLUTION OF CERTAIN DISPUTES. In the event of any dispute or disagreement between the parties with respect to whether a change requested by Premisys is an error correction to be remedied by Positron pursuant to Section 7.2(a) of this Agreement, or a new version to be implemented by Positron pursuant to Section 7.3(d) of this Agreement, each of the parties will appoint a designated representative to meet for the purpose of resolving such dispute. The parties will attempt in good faith to resolve the dispute. If the dispute or disagreement cannot be resolved by the parties, then binding arbitration will be held. The rules of the arbitration will be agreed upon by the parties prior to the arbitration. To the extent the parties cannot agree on the rules of the arbitration, the rules of the American Arbitration Association will apply. As a minimum set of rules, the parties agree as follows:

               (a) The arbitration will be held by a single arbitrator mutually acceptable to both parties. If the parties cannot agree on a single arbitrator, each party will identify one independent individual who shall meet to appoint a single arbitrator.

               (b) The decision of the arbitrator will be considered as a final and binding resolution of the disagreement which may be entered as a judgment by any court of competent jurisdiction.

               (c)  The arbitration will be held m a mutually convenient site.

               (d) Neither party will sue the other except for enforcement of the arbitrator's decision.

     8.   CONFIDENTIALITY.

          8.1  OBLIGATIONS.  Each party agrees:

               (a) that it will not disclose to any third party or use the business or technical information disclosed to it by the other party (collectively, the "OTHER PARTY'S CONFIDENTIAL INFORMATION") except as permitted in this Agreement; and

               (b) that it will take all reasonable measures to maintain the confidentiality of all of the Other Party's Confidential Information in its possession or control, which will in no event be less than the measures it uses to maintain the confidentiality of its own information of similar importance.

          8.2 EXCEPTIONS. With respect to a party, the "OTHER PARTY'S CONFIDENTIAL INFORMATION" will not include information that:

               (a) is in or enters the public domain without breach of this Agreement;

               (b) such party lawfully receives from a third party without restriction on disclosure and without breach of a nondisclosure obligation; or

               (c) such party develops independently or knew prior to the Effective Date, unless covered by a prior confidentiality agreement between the parties.

          8.3 CONFIDENTIALITY OF TERMS OF AGREEMENT. Either party may publicly announce the existence of this Agreement, the Licensed Technology and Software covered by this Agreement and the term, but not the other terms, of this Agreement PROVIDED however that any news or press release must be approved in writing and in advance of release by the other party, such approval not to be unreasonably withheld. Neither party may disclose the other terms of this Agreement without the advance written permission of the other party, except as required by judicial order, government rule or regulation, or to such party's accountants, attorneys and advisors who are subject to reasonable confidentiality obligations.

     9.   PROPRIETARY RIGHTS.

          9.1 POSITRON'S OWNERSHIP. The Licensed Manufacturing Materials Specifications, Design Source Materials, Backplane Development Materials, Design Documentation and the Software are and will remain the sole and exclusive property of Positron and its suppliers, if any, whether the Designs and Layouts or the Software are separate or combined with any other products.

          9.2 PREMISYS OWNERSHIP. The Premisys Products, excluding the Licensed Technology, the Modified Backplane, any new and enhanced version of the Software developed by or for Premisys, and the Modified Backplane Manufacturing Materials are and will remain the sole and exclusive property of Premisys and its suppliers, if any. Any suggested enhancement, improvement or modification to the ASICs, FPGAs, Backplane or Software originally invented, and proposed to Positron, by Premisys, and any derivative work of the Software that is made, or proposed, by Premisys will be the sole and exclusive property of Premisys, and Positron hereby assigns to Premisys all right, title and interest only in such enhancement, improvement, modification and derivative work, provided that Premisys pays Positron for the development fees set forth in Section 7.3(e) of this Agreement requested by Positron, and Premisys pays Positron the applicable initial payment specified in Section C.1 of EXHIBIT C for such ASIC, FPGA or Backplane.

     10.  ESCROW.

          10.1 ESCROW ACCOUNT. Within thirty (30) days after the Effective Date, Positron and Premisys will enter into a reasonable and customary source code escrow agreement containing terms and conditions reasonably agreeable to the parties with a mutually agreed, recognized, independent third party escrow agent in the United States (the "ESCROW AGENT"), and such agreement will be negotiated in good faith by Positron and Premisys. Under such escrow agreement, Positron will deposit with the Escrow Agent and maintain at least half-yearly during the term of this Agreement the most current version of the Design Source Materials. Positron will pay any fees of the third party escrow agent in connection with such escrow account, and will be subject to the equitable remedy of specific performance should Positron fail to deposit and maintain such most current version of the Design Source Materials with the Escrow Agent.

          10.2 RELEASE CONDITIONS. Release of the Design Source Materials to Premisys shall be made upon the occurrence of any of the following conditions (the "RELEASE CONDITIONS") during the term of this Agreement: (i) Positron becomes insolvent or admits insolvency or admits a general inability to pay its debts as they become due, or files a petition for bankruptcy under applicable law; (ii) an involuntary petition in bankruptcy is filed under applicable law against Positron and is not dismissed within sixty (60) days thereafter; (iii) Positron merges with, is acquired by, or sells substantially all of the assets of its business related to any of the Licensed Technology, to any third party that, as determined by an independent third party reasonably agreeable to the parties, provides support to Premisys set forth in Section 7 of this Agreement that is of a lower quality or slower response time than the higher of: (A) the quality or response time provided by Positron prior to such merger, acquisition or sale; or (B) the quality and response time that is standard in the industry; or (iv) Positron ceases active operation of its business, materially breaches this Agreement. As an additional RELEASE CONDITION, release to Premisys of the Design Source Materials for any of the ASICs, FPGAs, or Software will be made if Positron discontinues the support of such ASIC, FPGA, or Software.

          10.3 ESCROW LICENSE. Positron hereby grants to Premisys a limited license to duplicate, use, modify and compile the Design Source Materials, Specifications Design Documentation, Backplane Development Materials and Licensed Manufacturing Materials for the purpose of modifying, upgrading, supporting and maintaining the Licensed Technology. Premisys will not exercise its rights under such license unless and until a Release Conditions occurs.

     11.  WARRANTY.

          11.1 POWER AND AUTHORITY. Positron warrants to Premisys that it has sufficient right and authority to grant to Premisys all licenses and rights that Positron grants under this Agreement to allow Premisys to manufacture, have manufactured, develop and distribute the Premisys Products and Software anywhere in the world.

          11.2 SUFFICIENCY OF MANUFACTURING MATERIALS AND BACKPLANE DEVELOPMENT MATERIALS. Positron warrants that the ASIC Manufacturing Materials are sufficient to allow the

ASIC Fabricator to manufacture and test each of the ASICs without undue burden or delay in any reasonable quantity. Positron warrants that the FPGA Manufacturing Materials are sufficient to allow a reasonable manufacturer to manufacture and test the FPGAs by inserting the blank FPGAs set forth in EXHIBIT E and the FPGA Manufacturing Materials into the FPGA Manufacturing Environment set forth in EXHIBIT E attached hereto. Positron warrants that the Backplane Development Materials are sufficient to allow any reasonably skilled design engineer to modify the Backplane and create Modified Backplane Manufacturing Materials without undue burden or delay so that circuit board fabricators can manufacture the Modified Backplanes.

          11.3 SUFFICIENCY OF SPECIFICATIONS AND DESIGN DOCUMENTATION. Positron warrants that the Specifications and Design Documentation are sufficient to allow any reasonably skilled design engineer to incorporate the Licensed Technology into any SONET/SDH product.

          11.4 SUFFICIENCY OF DESIGN SOURCE MATERIALS. Positron warrants the Design Source Materials placed in Escrow are sufficient to allow a reasonably skilled design engineer to modify the ASICs and FPGAs and to produce new versions of the Licensed Manufacturing Materials and Modified Backplane Manufacturing Materials for such new versions of the Licensed Manufacturing Materials.

          11.5 LIMITED WARRANTY. Positron warrants to Premisys that during the twelve (12) months following delivery to Premisys:

               (a) ASICs built according to the ASIC Manufacturing Inputs, FPGAs built according to the FPGA Manufacturing Inputs on the FPGA Manufacturing Environment set forth in EXHIBIT E attached hereto, Backplanes, if manufactured according to the Backplane Development Materials and the corresponding Software will perform in accordance with the Specifications and related documentation in all material respects; and

               (b) the storage media containing the Software and FPGA Manufacturing Materials will be free from defects in materials and workmanship. In the event the Licensed Manufacturing Materials, Backplane Development Materials, Software or storage media fail to conform to such warranty, in addition to the remedies available to Premisys at law, Positron will, without charge to Premisys, repair or replace such Licensed Manufacturing Materials, Backplane Development Materials, Software or storage media.

          11.6 DISCLAIMER OF OTHER WARRANTIES. THE WARRANTIES AND REMEDIES FOR BREACH OF SUCH WARRANTIES SET FORTH IN THIS SECTION ARE IN LIEU OF ALL OTHER WARRANTIES AND REMEDIES FOR BREACH OF SUCH WARRANTIES, EXPRESS AND IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF
MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     12.  INFRINGEMENT INDEMNITY.

          12.1 DUTY TO INDEMNIFY AND DEFEND.

               (a) Positron will indemnify Premisys against, and will defend or settle at Positron's own expense, any action or other proceeding brought against Premisys attributable to the acts or omissions of Positron to the extent that it is based on a claim that the manufacture, use or sale of the ASICs, FPGAs or Backplane, the duplication, distribution or use of the Software, Licensed Manufacturing Materials, Backplane Development Materials, Specifications, Design Documentation or Design Source Materials, as licensed in this Agreement infringes any trademark, copyright or patent or that the Software, Licensed Technology, Licensed Manufacturing Materials, Backplane Development Materials, Specifications Design Documentation or Design Source Materials incorporate any misappropriated trade secrets.

               (b) Positron will pay any and all costs, damages, and expenses (including but not limited to reasonable attorneys' fees) awarded against Premisys in any such action or proceeding attributable to any such claim.

               (c) Positron will have no obligation under this Section as to any action, proceeding, or claim unless: (i) Positron is notified of it promptly; (ii) Positron has sole control of its defense and settlement; and
(iii) Premisys provides Positron with reasonable assistance in its defense and settlement at no cost to Positron.

          12.2 INJUNCTIONS. If Premisys' use, manufacture or distribution of any software, Licensed Technology, Licensed Manufacturing Materials, Backplane Development Materials, Design Documentation, Specifications or Design Source Materials (collectively, the "ITEMS") under the terms of this Agreement is, or in Positron's opinion is likely to be, enjoined due to the type of infringement or misappropriation specified in Subsection
12.1 above, then Positron may, at its sole option and expense, either:

               (a) procure for Premisys the right to continue using such Items under the terms of this Agreement; or

               (b) replace or modify such Items so that they are noninfringing and substantially equivalent in function to the enjoined Products; or

               (c) if options 12.2(a) and 12.2(b) above cannot be accomplished despite the reasonable efforts of Positron, then Positron may both:

                    (1) terminate Premisys rights and Positron's obligations under this Agreement with respect to such Licensed Technology; and

                    (2) refund to Premisys its actual damages but in no event more than all initial license fees, and all royalties paid by Premisys to Positron for such Licensed Technology.

          12.3 EXCLUSIONS.  Positron will have no obligations under this
Section 12.2 with respect to infringement or misappropriation solely arising from (i) modifications to the Licensed Technology that were not authorized by Positron; or (ii) the use of the Licensed Technology in combination with products not provided by Positron.

          12.4 PREMISYS DUTY TO DEFEND. Premisys agrees that, to the fullest extent permitted by law, it will indemnify, defend and hold Positron harmless from and against any and all third-party claims, demands, costs, expenses, suits and judgments incurred by Positron and solely attributable to the acts or omissions of Premisys in its performance or failure to perform its obligations under this Agreement.

     13. LIMITATIONS OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE UNLESS SUCH DAMAGE IS ATTRIBUTABLE TO THE WILLFUL MISCONDUCT OF A PARTY.

     14.  GOVERNMENT APPROVALS, TERM AND TERMINATION.

          14.1 GOVERNMENT APPROVALS.  Following the Signature Date,
Positron will use its best efforts to obtain all required governmental approvals set forth in EXHIBIT F, and Positron warrants that no other government approvals are necessary. Until such approvals are obtained, delivered in writing to Premisys and reasonably acceptable to Premisys as stated by Premisys in a written letter of acceptance: (i) Premisys will have no obligations under this Agreement and may terminate this Agreement for any reason or for no reason; and (ii) Positron will have no obligations under this Agreement except as set forth in this Section 14.1. Positron will indemnify Premisys against, and will defend or settle at Positron's own expense, any action or other proceeding brought against Premisys to the extent that it is based on a claim any government approval necessary for the development, manufacture or sale of the Premisys Products hereunder is or was not properly obtained.

          14.2 TERM. Except as otherwise provided in Section 14.1 of this Agreement, the term of this Agreement will begin on the Effective Date and will continue unless it is terminated in accordance with the provisions hereof.

          14.3 EVENTS OF TERMINATION. Either party will have the right to terminate this Agreement within sixty (60) days of any of the following events:

               (a) the other party breaches any material term or condition or this Agreement and fails to cure such breach within thirty (30) days after written notice;

               (b) the other party becomes the subject of a voluntary petition in bankruptcy or any voluntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors;

               (c) the other party becomes the subject of an involuntary petition in bankruptcy or any involuntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed within sixty (60) days of filing; or

               (d) Premisys is unable to have manufactured by an ASIC Fabricator one or more of the ASICs on reasonable terms consistent with customary ASIC supply agreements.

          14.4 EFFECT OF TERMINATION.

               (a) Upon termination or expiration of this Agreement, each party, upon the written request of the other party, will (except as specified in subsection (b) below) destroy all copies of the Confidential Information in its possession or control, and an officer of such party will certify to the other party in writing that it has done so.

               (b) Upon termination or expiration of this Agreement, Positron will, without charge to Premisys, permit Premisys to continue to provide maintenance and support for the Products to its End Users and/or Subdistributors upon the terms and conditions of Section 7.1 and continue to use copies of the Licensed Manufacturing Materials, Backplane Design Materials, Design Documentation, Specifications and Software, but only to the extent needed to provide such services.

          14.5 EXCLUSIVE REMEDIES. The equitable remedies of both parties set forth herein and, subject to the provisions of Section 13, the remedies of the parties at law are the exclusive remedies of the parties with respect to this Agreement.

          14.6 SURVIVAL. The rights and obligations of the parties contained in Sections 2 (Licenses and Pricing), 8 (Confidentiality), 9 (Proprietary Rights), 10 (Escrow), 12 (Indemnities), 13 (Limitations of Liability), and 14.4(b) (Effect of Termination) will survive the termination or expiration of this Agreement.

     15. COMPLIANCE WITH LAW. Each party agrees to comply with all applicable laws, rules, and regulations in connection with its activities under this Agreement.

     16.  GENERAL

          16.1 ASSIGNMENT. This Agreement will bind and inure to the benefit of each party's permitted successors and assigns. Neither party may assign this Agreement, in whole or in part, without written consent of the other party, such consent not to be unreasonably withheld. Any attempt to assign this Agreement with out such consent will be null and void.

          16.2 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to agreements entered into, and to be performed entirely, within New York between New York residents.

          16.3 SEVERABILITY. If any provision of this Agreement is found invalid or unenforceable, that provision will be enforced to the maximum extent permissible, and the other provisions of this Agreement will remain in force.

          16.4 NOTICES. All notices under this Agreement will be deemed given when signed by a corporate officer of the sending party and delivered personally, sent by confirmed facsimile transmission, or sent by certified or registered mail or express courier, return receipt requested, to the address shown above or as may otherwise be specified by either party to the other in accordance with this section.

          16.5 INDEPENDENT CONTRACTORS. The parties to this Agreement are independent contractors. There is no relationship of partnership, joint venture, employment, franchise, or agency between the parties. Neither party will have the power to bind the other or incur obligations on the other's behalf without the other's prior written consent.

          16.6 WAIVER. No failure of either party to exercise or enforce any of its rights under this Agreement will act as a waiver of such rights.

          16.7 ENTIRE AGREEMENT. This Agreement and its exhibits are the complete and exclusive agreement between the parties with respect to the subject matter hereof, superseding and replacing any and all prior agreements, communications, and understandings (both written and oral) regarding such subject matter. This Agreement may only be modified, or any rights under it waived, by a written document executed by both parties.

          16.8 LANGUAGE. The parties have requested that this Agreement be drafted in English. Les parties aux presentes ont exige que ce Contrat soit redige en langue anglaise.

The parties have caused this Agreement to be executed by their duly-authorized representatives as of the Signature Date.

Premisys Communications, Inc.    Positron Fiber Systems Corp.

By:   /s/ Raymond C. Lin         By:   /s/ D. R. Gibbs
    ---------------------------     ------------------------------------

Name: Raymond C. Lin             Name: D. R. Gibbs
     --------------------------       ----------------------------------

Title: President/CEO             Title: President and CEO
      -------------------------        ---------------------------------


                               List of Exhibits

     Exhibit A:     ASICs, FPGAs, Backplanes, and Software

     Exhibit B:     Schedule of Deliveries
     Exhibit C:     Payments
     Exhibit D:     Escrow Materials and Development Environments
     Exhibit E:     FPGA Manufacturing Requirements
     Exhibit F:     Required Approvals from The Government of Quebec to
                    Manufacture and Distribute ASICs, FPGAs, Backplanes
                    and Software Worldwide
     Exhibit G:     Standards

                                   EXHIBIT A
                    ASICs, FPGAs, Backplanes, and Software
                    --------------------------------------

     A.1  ASICS, FPGAS AND BACKPLANES.
          A.1.1 155 Mb/s SONET/SDH Optical Access Unit Field Programmable Gate Array(s) and SONET Optical Access Unit Application Specific Integrated Circuit (rated at 155 Mb/s).
          A.1.2     DS1 to VT 1.5 Mapper Application Specific Integrated
     Circuit(s).
          A.1.3     DS3 Mapper Field Programmable Gate Array(s).
          A.1.4     E 1 to TU12 Mapper Field Programmable Gate Array(s).
          A.1.5     RAM-based FPGA Ethernet Mapper for SONET and SDH.
          A.1.6     E3 Mapper Field Programmable Gate Array(s).
          A.1.7     System Backplane.
     A.2  SOFTWARE.
     Software drivers for existing ASICs and FPGAs are contained in the OSIRIS rev. 3.3 software source code. Additional source code drivers will be provided for ASICs and FPGAs not supported by the rev. 3.3 software as defined in exhibit B.

                                   EXHIBIT B
                            Schedule of Deliveries
                            ----------------------

                    Deliverable                             Delivery Date
------------------------------------------------------------------------------
B.0    Software: OSIRIS rev. 3.3 software specs and            12/31/96
       documentation, source code; that includes
       ASIC and FPGA drivers for deliverables B1, B2, B3.
B.1    Specifications and FPGA Manufacturing Materials         12/31/96
       for, and Design Documentation containing, 155 Mb/s
       SONET/SDH Optical Access Unit FPGAs.
B.2    Specifications for, and Design Documentation            12/31/96
       containing, the DS1 to VT1.5 Mapper ASIC.
B.3    Specifications and FPGA Manufacturing Materials for,    12/31/96
       and Design Documentation containing, the DS3
       Mapper FPGAs.
B.4    Specifications for, and Design Documentation            12/31/96
       containing, the Backplane.
B.5    Specifications, software driver and FPGA Manufacturing   2/28/97
       Materials for, and Design Documentation containing,
       the E1 to TU12 Mapper FPGA.
B.6    Specifications and software driver for, and Design       3/31/97
       Documentation containing, the 155 Mb/s SONET Optical
       Access Unit ASIC.
B.7    No Deliverable.
B.8    Specifications, software driver and FPGA Manufacturing   3/31/97
       Materials for, and Design Documentation containing, the RAM-based FPGA for Ethernet Mapper for SONET and
       SDH.
B.9 Specifications, software driver and FPGA Manufacturing 10/31/97 Materials for, and Design Documentation containing, the E3 Mapper FPGA.

B.10   Specifications and software driver for, and Design      10/31/97
       Documentation containing, the E1 to TU12 Mapper ASIC.

                                   EXHIBIT C
                                   Payments
                                   --------

C.1  INITIAL PAYMENTS.
     Premisys will pay the following fees totaling up to $4,000,000 to Positron upon the timely occurrence of each triggering event:
Fee          Triggering Event
---          ---------------
$500,000.00  Effective Date.
$500,000.00  Receipt by Premisys of the deliverables on the corresponding schedule date set forth in Sections B.1, B.2, B.3 and B.4 of EXHIBIT B, and acceptance by Premisys.
$500,000.00  Receipt by Premisys of the deliverables on the corresponding schedule date set forth in Section B.5 of EXHIBIT B, and acceptance by Premisys.
$500,000.00  Receipt by Premisys of the deliverables on the corresponding schedule date set forth in Sections B.6 and B.8 of EXHIBIT B, and acceptance by Premisys.
$500,000.00  Receipt by Premisys of the deliverables on the corresponding schedule date set forth in Sections B.9 and B.10 of EXHIBIT B, and acceptance by Premisys.
$500,000.00  April 30, 1998, only in the event that Positron has met its obligations with respect to the deliverables and schedule set forth in EXHIBIT B.
$500,000.00  April 30, 1999, only in the event that Positron has met its obligations with respect to the deliverables and schedule set forth in EXHIBIT B.
$500,000.00  April 30, 2000, only in the event that Positron has met its obligations with respect to the deliverables and schedule set forth in EXHIBIT B.
C.2. Royalties. The royalties for each Licensed Product are equal to the base royalty set forth in Section C.2.1, less one or both of the reductions set forth in Section C.2.2. The royalties for a Licensed Product accrue upon the date Premisys receives payment from its customers for the Premisys Products containing such Licensed Product, subject to a credit for returns made by such customers within sixty (60) days of the invoice date.

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


     C.2.1 BASE ROYALTIES. Premisys will pay no separate royalty for the Software. Premisys will pay Positron the following royalty for each ASIC, FPGA or Backplane described in EXHIBIT A and any modified versions or any derivative works of the ASICs, FPGAs, Backplane that is incorporated into any Premisys Product, shipped to a customer and invoiced, for which payment is received by
Premisys:
ASICs, FPGAs and
Backplanes          Base Royalty
----------          ------------
A.1.1                 [
A.1.2
A.1.3
A.1.4
A.1.5
A.1.6
A.1.7                       **]
     C.2.2  REDUCTIONS.
          C.2.2.1 FOR THRESHOLD ROYALTIES ACCRUED. The base royalties set forth in Section C.2.1 will be reduced by the following percentages upon the accrual of the following accrued royalty amounts set forth in this Section
C.2:

Reduction                       Accrued Royalties
---------                       -----------------
30%                             $1,500,000.00
60%                             $2,500,000.00
100%                            $4,000,000.00 (the "Maximum Royalty")
Nothing in this Agreement will be interpreted as requiring Premisys to pay any royalty in excess of the Maximum Royalty, $4,000,000.00
          C.2.2.2 FOR FAILURE TO MAKE TIMELY DELIVERIES OF ANY DELIVERABLE. In the event that a deliverable set forth in EXHIBIT B is not received following ninety (90) days after the corresponding schedule date set forth in EXHIBIT B during the period beginning ninety (90) days following the due date for a deliverable set forth in EXHIBIT B and ending on the date such deliverable is received by Premisys, the royalties set forth in Section C.2.1, following the calculation of any applicable reduction set forth in Section C.2.2.1, will be reduced by an additional fifty percent (50).

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission

                                   EXHIBIT D
                 Escrow Materials and Development Environments
                 ---------------------------------------------

D.1  ASIC ESCROW MATERIALS.
All materials and documentation in electronic format that are necessary or useful for the modification, enhancement, relayout or transfer to a new fabricator of each of the ASICs, including but not limited to:
     D.l.l  For DSI to VT1.5 Mapper ASIC (Fab; [                   **]
          a)   Schematics, symbols, wires, command files.
          b)   Related netlist ".CCL" file.
          c)   Related input test vectors ".SCL" file
          d)   Related expected output vectors ".CON" file
          e) Related instruction file(s) for creation of ".CCL", ".SCL: and ".,CON" files listed above.
     D.1.2  For SONET OAU ASIC (Fab; [                   **])
          a)   Design netlist which consists of gate level Verilog files.
          b)   Production test patterns (also in Verilog).
          c)   Design source files (Verilog RTL-level models).
          d)   Simulation stimulus files in Verilog.
D.2  ASIC DEVELOPMENT ENVIRONMENT FOR ASIC ESCROW MATERIALS.
     D.2.1  For DSI to VT1.5 Mapper ASIC
          a)   Viewlogic Software to modify ASIC schematic design.
          b)   [                                             **] PDS software
on a Sun workstation for generation of input and expected output vectors, and library and PDSCHECK.EXE in Viewlogic form.
     D.2.2  For SONET OAU ASIC
     The following are the used and recommended design tools used on a UNIX workstation, however other compatible tools may also be used.
     a)   Verilog simulator; VCS from Viewlogic
     b)   Synthesis tool; Synopsys synthesis tool
     c)   Static timing analysis; Motive from Viewlogic
     d)   LSI Logic Library and WKS/Toolkit.

D.3  FPGA ESCROW MATERIALS.
     All materials and documentation in electronic format that are necessary or useful for the modification, enhancement, relayout or transfer to a new production system of each of the FPGAs, including without limitation:
     D.3.1  Actel FPGAs
          a) Files including but not limited to schematics, symbols, wires, related ".CRT" files, related ".IPF" files in Viewlogic format.
     D.3.2  ORCA RAM Based FPGAs
          a) Files including but not limited to schematic and VHDL files in Viewlogic format.
D.4  FPGA DEVELOPMENT ENVIRONMENT FOR FPGA ESCROW MATERIALS.
     D.4.1  For Actel FPGAs
          a) Schematic capture in ViewLogic (workview office version 7.2), using Actel Library (Designer series 3.1).
          b) VSM netlist generation using Actel library (Designer series 3.1) for simulation in Viewlogic environment (workview office version 7.2)
          c) Simulation of design using ViewSim from Viewlogic (workview office version 7.2).
          d) Verification of signal timing using ViewTrace from Viewlogic (workview office version 7.2).
          e) Conversion of Viewlogic netlist to Actel netlist (Vl2ad/EDIFNETO: Workview office version 7.2).
          f)   Compiled netlist using Actel Designer series 3.1.
          g)   Placement for routing using Actel Designer series 3.1.
          h)   Routing of FPGA using Actel Designer Series 3.1.
          i)   Creation of back annotated netlist using Actel Designer series
3.1 (del2vl).
          j)   Verification of back annotated signal timing using ViewSim.
          k)   Fuse file for FPGA programmation (Actel Designer series 3.1).
          l) Program for FPGA using APS2 from Actel Designer series 3.1, and programming device "Activator 2S"
     D.4.2  For ORCA RAM Based FPGAs:
          a) Schematic capture in Viewlogic (workview office version 7.2), using ORCA library (ORCA Foundry Development tool version 9.0)
          b) VSM netlist generation using ORCA library (ORCA Foundry Development tool version 9.0) for simulation in viewlogic environment (workview office version 7.2).
          c) Simulation of design using ViewSim from Viewlogic (workview office version 7.2).
          d)   Verification of signal timing using ViewTrace from Viewlogic

          e) Prerouted file .ncd database created by inputting design as WIR (Viewlogic) into map shell (ORCA).
          f)   Place and route (ORCA Foundry Development tool version 9.0)
          g) Black annotated netlist created using ORCA Foundry Development tool version 9.0.
          h)   Verification of back annotated signal timing using ViewSim.
          i) Bit string file library (created using ORCA Foundry Development tool version 9.0).
          j) Download cable to program FPGA for debugging purposes at this stage.
          k)   PROM Created from bit stream.

                                   EXHIBIT E
                        FPGA Manufacturing Requirements
                        -------------------------------

E.1  MANUFACTURING ENVIRONMENT.
ACTEL Designer Series (Latest P.C. Version)
Pentium 100 (or faster) IBM-compatible personal computer with serial port and cable ACTEL ACTIVATOR Model 2S
E.2  BLANK FPGAS.
Model 100 or 160 PQFP ACTEL FPGAs

                                   EXHIBIT F
Required Approvals from The Governments of Canada and Quebec to Manufacture and
-------------------------------------------------------------------------------
          distribute ASICs, FPGAs, Backplanes and Software Worldwide
          ----------------------------------------------------------
     (a)  Industry Canada
     (b)  Federal Office of Regional Development for Quebec
     (c)  Innovatech Du Grand Montreal
     (d)  Fond De Development Technologique Du Quebec (MICST)

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


                                   EXHIBIT G
                                   Standards
                                   ---------
G.1. All ETSI SDH frame structure and multiplexing formats as defined in the SDH standards documents for multiplexing E1 and E3 signals into an STM-1 signal.
G.2   Bellcore GR-1400-CORE
Comply means all Licensed Technology as delivered to Premisys complies with the applicable Bellcore requirement
N/A Not Applicable, i.e. the application is not supported within the product scope of the OSIRIS multiplexer, or the feature is not fully implemented, or not working against the latest version of the spec.
Future will be implemented in a future version, or the implementation has started, but is not completed
Not Compliant  does not meet the requirement



I.   GR-1400-CORE COMPLIANCE STATEMENT
The compliance statement detailed below applies to GR-1400-CORE, Issue 1 March 1994, rev 1 Oct 1995.
------------------------------------------------------------------------------
 REQ.
NUMBER       COMPLIANCE                      NOTE
------------------------------------------------------------------------------
------------------------------------------------------------------------------
R5-1          [
------------------------------------------------------------------------------
R5-2
------------------------------------------------------------------------------
R5-3
------------------------------------------------------------------------------
CR5-4
------------------------------------------------------------------------------
R5-4.1
------------------------------------------------------------------------------
R5-5
------------------------------------------------------------------------------
CR5-6                        Will be supported with future STS1 interface
------------------------------------------------------------------------------
R5-6.1                       Will be supported with future STS1 interface
------------------------------------------------------------------------------
R5-6.2
------------------------------------------------------------------------------
CR5-7                        Will be supported with future STS1 interface
------------------------------------------------------------------------------
R5-7.1
------------------------------------------------------------------------------
CR5.8               **]      Will be supported with future STS1 interface
------------------------------------------------------------------------------



                                   1 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
R5-8.1        [              Will be supported with future STS1 interface
------------------------------------------------------------------------------
CR5-9
------------------------------------------------------------------------------
R5-9.1
------------------------------------------------------------------------------
O5-9.2
------------------------------------------------------------------------------
R5-9.3
------------------------------------------------------------------------------
R5-9.4
------------------------------------------------------------------------------
CR5-9.5
------------------------------------------------------------------------------
R5-9.6
------------------------------------------------------------------------------
R5-10
------------------------------------------------------------------------------
R5-11
------------------------------------------------------------------------------
O5-12                        OSIRIS will support OC-12 upgrading
------------------------------------------------------------------------------
R5-12.1
------------------------------------------------------------------------------
R5-12.2
------------------------------------------------------------------------------
O5-13
------------------------------------------------------------------------------
R5-13.1
------------------------------------------------------------------------------
R5-13.2
------------------------------------------------------------------------------
O5-14                        Will be supported with future STS1 interface
------------------------------------------------------------------------------
R5-14.1                      Will be supported with future STS1 interface
------------------------------------------------------------------------------
R5-14.2                      Will be supported with future STS1 interface
------------------------------------------------------------------------------
R5-15
------------------------------------------------------------------------------
R5-16
------------------------------------------------------------------------------
R5-17
------------------------------------------------------------------------------
R5-17.1
------------------------------------------------------------------------------
R5-17.2
------------------------------------------------------------------------------
CR5-17.3                     Will be supported with future STS1 interface
------------------------------------------------------------------------------
R5-17.3.1                    Will be supported with future STS1 interface
------------------------------------------------------------------------------
R5-17.3.2                    Will be supported with future STS1 interface
------------------------------------------------------------------------------
R5.17.3.3                    Will be supported with future STS1 interface
------------------------------------------------------------------------------
R5-17.4                      [
------------------------------------------------------------------------------
R5-17.5
------------------------------------------------------------------------------
R5-17.6
------------------------------------------------------------------------------
R5-17.7
------------------------------------------------------------------------------
R5-17.8                                        **]
------------------------------------------------------------------------------
R5-17.9
------------------------------------------------------------------------------
O5-18
------------------------------------------------------------------------------
O5-19
------------------------------------------------------------------------------
R5-20
------------------------------------------------------------------------------
R5-21
------------------------------------------------------------------------------
CR5-22
------------------------------------------------------------------------------
R5-22.1
------------------------------------------------------------------------------
R5-22.2
------------------------------------------------------------------------------
R5-23
------------------------------------------------------------------------------
R5-24               **]
------------------------------------------------------------------------------


_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report

Issue 1.0, October 24, 1996            2 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
O5-25         [
------------------------------------------------------------------------------
O5-26
------------------------------------------------------------------------------
R5-27.1                      Will be supported with future STS1 interface
------------------------------------------------------------------------------
O5-27.2                      Will be supported with future STS1 interface
------------------------------------------------------------------------------
CR5-27.3                     Will be supported with future STS1 interface
------------------------------------------------------------------------------
R5-28.1
------------------------------------------------------------------------------
O5-28.2
------------------------------------------------------------------------------
CR5-28.3                     Will be supported with future STS1 interface
------------------------------------------------------------------------------
R5-29
------------------------------------------------------------------------------
R5-30
------------------------------------------------------------------------------
R5-31
------------------------------------------------------------------------------
R5-32
------------------------------------------------------------------------------
R5-33
------------------------------------------------------------------------------
R6-1
------------------------------------------------------------------------------
R6-2
------------------------------------------------------------------------------
R6-2.1
------------------------------------------------------------------------------
R6-2.2
------------------------------------------------------------------------------
R6-3
------------------------------------------------------------------------------
R6-4
------------------------------------------------------------------------------
R6-5
------------------------------------------------------------------------------
R6-6
------------------------------------------------------------------------------
R6-7                         Higher Priority Alarm is issued (LOP,....)
------------------------------------------------------------------------------
O6-8
------------------------------------------------------------------------------
R6-9
------------------------------------------------------------------------------
R6-10                        Refer to GR-253-CORE compliance report
------------------------------------------------------------------------------
R6-11
------------------------------------------------------------------------------
R6-12
------------------------------------------------------------------------------
R6-13
------------------------------------------------------------------------------
R6-14
------------------------------------------------------------------------------
R6-15
------------------------------------------------------------------------------
R6-16
------------------------------------------------------------------------------
R6-17
------------------------------------------------------------------------------
R6-18
------------------------------------------------------------------------------
R6-19
------------------------------------------------------------------------------
R6-20
------------------------------------------------------------------------------
R6-20.1
------------------------------------------------------------------------------
R6-20.2
------------------------------------------------------------------------------
R6-20.3
------------------------------------------------------------------------------
R6-20.4
------------------------------------------------------------------------------
R6-20.5
------------------------------------------------------------------------------
R6-20.6
------------------------------------------------------------------------------
R6-21                        Individual paths only
------------------------------------------------------------------------------
R6-22                **]
------------------------------------------------------------------------------



_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            3 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
R6-23     [
------------------------------------------------------------------------------
R6-24
------------------------------------------------------------------------------
CR6-25
------------------------------------------------------------------------------
R6-26
------------------------------------------------------------------------------
O6-27
------------------------------------------------------------------------------
R6-28
------------------------------------------------------------------------------
O6-29
------------------------------------------------------------------------------
R6-30
------------------------------------------------------------------------------
R6-31
------------------------------------------------------------------------------
R6-32
------------------------------------------------------------------------------
R6-33
------------------------------------------------------------------------------
O6-34
------------------------------------------------------------------------------
R6-34.1
------------------------------------------------------------------------------
R6-34.2
------------------------------------------------------------------------------
R6-34.3
------------------------------------------------------------------------------
R6-34.4               **]
------------------------------------------------------------------------------



G.3. BellCore SONET GR253-CORE Issue 2, December 1995

Comply

N/A

Future

Not Compliant



_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            4 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission



COMPLIANT ITEMS ANALYSIS
------------------------------------------------------------------------------
GR CODE TYPE         REQ. NUMBER          PERMANENT            STATUS
                                          NUMBER
------------------------------------------------------------------------------
(CR)                     2-1              1                    [
------------------------------------------------------------------------------
(CR)                     2-2              2
------------------------------------------------------------------------------
(CR)                     2-3              3
------------------------------------------------------------------------------
(R)                      3-1              4
------------------------------------------------------------------------------
(O)                      3-2              5
------------------------------------------------------------------------------
(R)                      3-3              6
------------------------------------------------------------------------------
(R)                      3-4              7
------------------------------------------------------------------------------
(R)                      3-5              8
------------------------------------------------------------------------------
(R)                      3-6              9
------------------------------------------------------------------------------
(R)                      3-7             10
------------------------------------------------------------------------------
(R)                      3-8             11
------------------------------------------------------------------------------
(R)                      3-9             12
------------------------------------------------------------------------------
(R)                     3-10             13
------------------------------------------------------------------------------
(R)                     3-11             14
------------------------------------------------------------------------------
(R)                     3-12             15
------------------------------------------------------------------------------
(R)                     3-13             16
------------------------------------------------------------------------------
(O)                     3-14             17
------------------------------------------------------------------------------
(R)                     3-15             18
------------------------------------------------------------------------------
(R)                     3-16             19
------------------------------------------------------------------------------
(R)                     3-17             20
------------------------------------------------------------------------------
(R)                     3-18             21
------------------------------------------------------------------------------
(R)                     3-19             22
------------------------------------------------------------------------------
(R)                     3-20             23
------------------------------------------------------------------------------
(R)                     3-21             24
------------------------------------------------------------------------------
(R)                     3-22             25
------------------------------------------------------------------------------
(R)                     3-23             26
------------------------------------------------------------------------------
(R)                     3-24             27
------------------------------------------------------------------------------
(R)                     3-25             28
------------------------------------------------------------------------------
(R)                     3-26             29
------------------------------------------------------------------------------
(R)                     3-27           30v2
------------------------------------------------------------------------------
(R)                     3-28             31
------------------------------------------------------------------------------
(R)                     3-29             32
------------------------------------------------------------------------------
(R)                     3-30             33
------------------------------------------------------------------------------
(R)                     3-31             34
------------------------------------------------------------------------------
(R)                     3-32             35
------------------------------------------------------------------------------
(R)                     3-33             36
------------------------------------------------------------------------------
(O)                     3-34             37
------------------------------------------------------------------------------
(CR)                    3-35             38
------------------------------------------------------------------------------
(R)                     3-36             39                             **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            5 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
(CR)                    3-37             40                    [
------------------------------------------------------------------------------
(CR)                    3-38             41
------------------------------------------------------------------------------
(R)                     3-39             42
------------------------------------------------------------------------------
(R)                     3-40             43
------------------------------------------------------------------------------
(CR)                    3-41             44
------------------------------------------------------------------------------
(CR)                    3-42             45
------------------------------------------------------------------------------
(R)                     3-43             46
------------------------------------------------------------------------------
(R)                     3-44             47
------------------------------------------------------------------------------
(CR)                    3-45             48
------------------------------------------------------------------------------
(CR)                    3-46             49
------------------------------------------------------------------------------
(CR)                    3-47             50
------------------------------------------------------------------------------
(R)                     3-48             51
------------------------------------------------------------------------------
(R)                     3-49             52
------------------------------------------------------------------------------
(R)                     3-50             53
------------------------------------------------------------------------------
(R)                     3-51             54
------------------------------------------------------------------------------
(R)                     3-52             55
------------------------------------------------------------------------------
(R)                     3-53             56
------------------------------------------------------------------------------
(R)                     3-55             57
------------------------------------------------------------------------------
(R)                     3-56             58
------------------------------------------------------------------------------
(R)                     3-57             59
------------------------------------------------------------------------------
(R)                     3-58             60
------------------------------------------------------------------------------
(R)                     3-59             61
------------------------------------------------------------------------------
(R)                     3-60             62
------------------------------------------------------------------------------
(R)                     3-62             63
------------------------------------------------------------------------------
(R)                     3-63             64
------------------------------------------------------------------------------
(R)                     3-64             65
------------------------------------------------------------------------------
(R)                     3-65             66
------------------------------------------------------------------------------
(R)                     3-66             67
------------------------------------------------------------------------------
(R)                     3-67             68
------------------------------------------------------------------------------
(R)                     3-69             69
------------------------------------------------------------------------------
(R)                     3-70             70
------------------------------------------------------------------------------
(R)                     3-71             71
------------------------------------------------------------------------------
(R)                     3-74             72
------------------------------------------------------------------------------
(R)                     3-75             73
------------------------------------------------------------------------------
(R)                     3-76             74
------------------------------------------------------------------------------
(R)                     3-77             75
------------------------------------------------------------------------------
(R)                     3-78             76
------------------------------------------------------------------------------
(R)                     3-79             77
------------------------------------------------------------------------------
(R)                     3-80             78
------------------------------------------------------------------------------
(R)                     3-81             79
------------------------------------------------------------------------------
(R)                     3-82             80
------------------------------------------------------------------------------
(R)                     3-83             81
------------------------------------------------------------------------------
(R)                     3-84             82                           **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            6 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
(R)                     3-85             83                    [
------------------------------------------------------------------------------
(R)                     3-86             84
------------------------------------------------------------------------------
(R)                     3-87             85
------------------------------------------------------------------------------
(R)                     3-88             86
------------------------------------------------------------------------------
(R)                     3-89             87
------------------------------------------------------------------------------
(R)                     3-90             88
------------------------------------------------------------------------------
(R)                     3-91             89
------------------------------------------------------------------------------
(O)                     3-92             90
------------------------------------------------------------------------------
(R)                     3-93             91
------------------------------------------------------------------------------
(R)                     3-94             92
------------------------------------------------------------------------------
(R)                     3-95             93
------------------------------------------------------------------------------
(R)                     3-96             94
------------------------------------------------------------------------------
(R)                     3-97             95
------------------------------------------------------------------------------
(R)                     3-98           96v2
------------------------------------------------------------------------------
(O)                    3-100             97
------------------------------------------------------------------------------
(R)                    3-101             98
------------------------------------------------------------------------------
(R)                    3-102             99
------------------------------------------------------------------------------
(R)                    3-103            100
------------------------------------------------------------------------------
(R)                    3-104            101
------------------------------------------------------------------------------
(R)                    3-105            102
------------------------------------------------------------------------------
(O)                    3-106            103
------------------------------------------------------------------------------
(R)                    3-107            104
------------------------------------------------------------------------------
(R)                    3-108            105
------------------------------------------------------------------------------
(R)                    3-109            106
------------------------------------------------------------------------------
(R)                    3-110            107
------------------------------------------------------------------------------
(R)                    3-111          108v2
------------------------------------------------------------------------------
(R)                    3-113            109
------------------------------------------------------------------------------
(R)                      4-1            110
------------------------------------------------------------------------------
(R)                      4-2            111
------------------------------------------------------------------------------
(R)                      4-3            112
------------------------------------------------------------------------------
(R)                      4-4            113
------------------------------------------------------------------------------
(O)                      4-5            114
------------------------------------------------------------------------------
(R)                      4-6            115
------------------------------------------------------------------------------
(R)                      4-7            116
------------------------------------------------------------------------------
(R)                      4-8            117
------------------------------------------------------------------------------
(O)                      4-9            118
------------------------------------------------------------------------------
(R)                     4-10            119
------------------------------------------------------------------------------
(R)                     4-11            120
------------------------------------------------------------------------------
(R)                     4-12            121
------------------------------------------------------------------------------
(O)                     4-13            122
------------------------------------------------------------------------------
(R)                     4-14            123
------------------------------------------------------------------------------
(CR)                    4-15            124
------------------------------------------------------------------------------
(R)                     4-16            125                           **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            7 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
(R)                     4-17            126                    [
------------------------------------------------------------------------------
(R)                     4-18            127
------------------------------------------------------------------------------
(CR)                    4-19          128v2
------------------------------------------------------------------------------
(R)                     4-21            129
------------------------------------------------------------------------------
(R)                     4-22            130
------------------------------------------------------------------------------
(R)                      5-1            131
------------------------------------------------------------------------------
(R)                      5-2            132
------------------------------------------------------------------------------
(R)                      5-3            133
------------------------------------------------------------------------------
(R)                      5-6            134
------------------------------------------------------------------------------
(R)                      5-7            135
------------------------------------------------------------------------------
(CR)                     5-8            136
------------------------------------------------------------------------------
(O)                      5-9            137
------------------------------------------------------------------------------
(O)                     5-10            138
------------------------------------------------------------------------------
(R)                     5-11            139
------------------------------------------------------------------------------
(R)                     5-12            140
------------------------------------------------------------------------------
(R)                     5-13            141
------------------------------------------------------------------------------
(R)                     5-14            142
------------------------------------------------------------------------------
(CR)                    5-15            143
------------------------------------------------------------------------------
(CR)                    5-16            144
------------------------------------------------------------------------------
(CR)                    5-17            145
------------------------------------------------------------------------------
(R)                     5-18            146
------------------------------------------------------------------------------
(CR)                    5-19            147
------------------------------------------------------------------------------
(CR)                    5-20            148
------------------------------------------------------------------------------
(CR)                    5-21            149
------------------------------------------------------------------------------
(CR)                    5-22            150
------------------------------------------------------------------------------
(R)                     5-23            151
------------------------------------------------------------------------------
(R)                     5-24            152
------------------------------------------------------------------------------
(CR)                    5-25            153
------------------------------------------------------------------------------
(R)                     5-26            154
------------------------------------------------------------------------------
(CR)                    5-27            155
------------------------------------------------------------------------------
(CR)                    5-28            156
------------------------------------------------------------------------------
(CR)                    5-29            157
------------------------------------------------------------------------------
(R)                     5-30            158
------------------------------------------------------------------------------
(O)                     5-31            159
------------------------------------------------------------------------------
(R)                     5-32            160
------------------------------------------------------------------------------
(O)                     5-33            161
------------------------------------------------------------------------------
(R)                     5-34            162
------------------------------------------------------------------------------
(CR)                    5-35            163
------------------------------------------------------------------------------
(R)                     5-36            164
------------------------------------------------------------------------------
(R)                     5-37            165
------------------------------------------------------------------------------
(CR)                    5-38            166
------------------------------------------------------------------------------
(R)                     5-39            167
------------------------------------------------------------------------------
(O)                     5-40            168                            **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            8 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
(R)                     5-41            169                    [
------------------------------------------------------------------------------
(O)                     5-42            170
------------------------------------------------------------------------------
(R)                     5-43            171
------------------------------------------------------------------------------
(O)                     5-44            172
------------------------------------------------------------------------------
(O)                     5-45            173
------------------------------------------------------------------------------
(R)                     5-46            174
------------------------------------------------------------------------------
(R)                     5-47            175
------------------------------------------------------------------------------
(R)                     5-49            176
------------------------------------------------------------------------------
(O)                     5-50          177v2
------------------------------------------------------------------------------
(R)                     5-54            178
------------------------------------------------------------------------------
(R)                     5-55            179
------------------------------------------------------------------------------
(R)                     5-56            180
------------------------------------------------------------------------------
(R)                     5-57            181
------------------------------------------------------------------------------
(R)                     5-58            182
------------------------------------------------------------------------------
(R)                     5-59            183
------------------------------------------------------------------------------
(R)                     5-60            184
------------------------------------------------------------------------------
(R)                     5-61            185
------------------------------------------------------------------------------
(R)                     5-62            186
------------------------------------------------------------------------------
(R)                     5-63            187
------------------------------------------------------------------------------
(R)                     5-64            188
------------------------------------------------------------------------------
(R)                     5-65            189
------------------------------------------------------------------------------
(R)                     5-66          190v2
------------------------------------------------------------------------------
(R)                     5-67            191
------------------------------------------------------------------------------
(R)                     5-68            192
------------------------------------------------------------------------------
(R)                     5-69            193
------------------------------------------------------------------------------
(R)                     5-70            194
------------------------------------------------------------------------------
(R)                     5-71            195
------------------------------------------------------------------------------
(R)                     5-72            196
------------------------------------------------------------------------------
(R)                     5-73            197
------------------------------------------------------------------------------
(R)                     5-74            198
------------------------------------------------------------------------------
(R)                     5-75            199
------------------------------------------------------------------------------
(R)                     5-76            200
------------------------------------------------------------------------------
(R)                     5-77            201
------------------------------------------------------------------------------
(R)                     5-78            202
------------------------------------------------------------------------------
(R)                     5-79            203
------------------------------------------------------------------------------
(R)                     5-80            204
------------------------------------------------------------------------------
(R)                     5-81            205
------------------------------------------------------------------------------
(R)                     5-82            206
------------------------------------------------------------------------------
(R)                     5-84            207
------------------------------------------------------------------------------
(O)                     5-85            208
------------------------------------------------------------------------------
(R)                     5-86            209
------------------------------------------------------------------------------
(R)                     5-87            210
------------------------------------------------------------------------------
(R)                     5-88            211                           **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            9 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
(R)                     5-89            212                    [
------------------------------------------------------------------------------
(CR)                    5-90            213
------------------------------------------------------------------------------
(R)                     5-91            214
------------------------------------------------------------------------------
(R)                     5-92            215
------------------------------------------------------------------------------
(R)                     5-93            216
------------------------------------------------------------------------------
(R)                     5-94            217
------------------------------------------------------------------------------
(R)                     5-98            222
------------------------------------------------------------------------------
(R)                     5-99            223
------------------------------------------------------------------------------
(R)                     5-96            224
------------------------------------------------------------------------------
(R)                     5-97          225v2
------------------------------------------------------------------------------
(R)                    5-100            226
------------------------------------------------------------------------------
(R)                    5-101            227
------------------------------------------------------------------------------
(CR)                   5-104            239
------------------------------------------------------------------------------
(R)                    5-105            240
------------------------------------------------------------------------------
(R)                    5-106            241
------------------------------------------------------------------------------
(R)                    5-107            242
------------------------------------------------------------------------------
(CR)                   5-108            243
------------------------------------------------------------------------------
(CR)                   5-109            244
------------------------------------------------------------------------------
(CR)                   5-110            245
------------------------------------------------------------------------------
(R)                    5-111            246
------------------------------------------------------------------------------
(R)                    5-112            247
------------------------------------------------------------------------------
(R)                    5-114            248
------------------------------------------------------------------------------
(R)                    5-115            249
------------------------------------------------------------------------------
(R)                    5-122            250
------------------------------------------------------------------------------
(CR)                   5-116            251
------------------------------------------------------------------------------
(CR)                   5-117            252
------------------------------------------------------------------------------
(R)                    5-123            253
------------------------------------------------------------------------------
(R)                    5-124            254
------------------------------------------------------------------------------
(R)                    5-126            255
------------------------------------------------------------------------------
(R)                    5-127            256
------------------------------------------------------------------------------
(R)                    5-130            257
------------------------------------------------------------------------------
(R)                    5-131            258
------------------------------------------------------------------------------
(R)                    5-132          259v2
------------------------------------------------------------------------------
(O)                    5-133            260
------------------------------------------------------------------------------
(R)                    5-136            261
------------------------------------------------------------------------------
(O)                    5-137          262v2
------------------------------------------------------------------------------
(O)                    5-134          263v2
------------------------------------------------------------------------------
(R)                    5-129          264v2
------------------------------------------------------------------------------
(R)                    5-139            265
------------------------------------------------------------------------------
(CR)                   5-140            266                           **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            10 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
(R)                    5-141          267v2                    [
------------------------------------------------------------------------------
(R)                    5-142            268
------------------------------------------------------------------------------
(R)                    5-144            271
------------------------------------------------------------------------------
(R)                    5-145            272
------------------------------------------------------------------------------
(R)                    5-146          273v2
------------------------------------------------------------------------------
(CR)                   5-147            274
------------------------------------------------------------------------------
(O)                    5-148            276
------------------------------------------------------------------------------
(CR)                   5-149            277
------------------------------------------------------------------------------
(R)                    5-150            278
------------------------------------------------------------------------------
(R)                    5-151            279
------------------------------------------------------------------------------
(R)                    5-152            280
------------------------------------------------------------------------------
(R)                    5-153            281
------------------------------------------------------------------------------
(R)                    5-154            282
------------------------------------------------------------------------------
(R)                    5-155            283
------------------------------------------------------------------------------
(R)                    5-156            284
------------------------------------------------------------------------------
(R)                    5-157          285v2
------------------------------------------------------------------------------
(R)                    5-158            286
------------------------------------------------------------------------------
(CR)                   5-159            287
------------------------------------------------------------------------------
(R)                    5-160            288
------------------------------------------------------------------------------
(R)                    5-161            289
------------------------------------------------------------------------------
(R)                    5-162          290v2
------------------------------------------------------------------------------
(R)                    5-163            291
------------------------------------------------------------------------------
(R)                    5-164            292
------------------------------------------------------------------------------
(R)                    5-165          293v2
------------------------------------------------------------------------------
(R)                    5-166            294
------------------------------------------------------------------------------
(CR)                   5-167            295
------------------------------------------------------------------------------
(R)                    5-168            296
------------------------------------------------------------------------------
(R)                    5-169            297
------------------------------------------------------------------------------
(R)                    5-170          298v2
------------------------------------------------------------------------------
(R)                    5-171          300v2
------------------------------------------------------------------------------
(R)                    5-172          302v2
------------------------------------------------------------------------------
(R)                    5-173            305
------------------------------------------------------------------------------
(R)                    5-174            310
------------------------------------------------------------------------------
(R)                    5-175            311
------------------------------------------------------------------------------
(R)                    5-176            312
------------------------------------------------------------------------------
(R)                    5-177            313
------------------------------------------------------------------------------
(R)                    5-178            314
------------------------------------------------------------------------------
(R)                    5-179          315v2
------------------------------------------------------------------------------
(R)                    5-180            316
------------------------------------------------------------------------------
(R)                    5-182          317v2                           **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            11 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
(R)                    5-181            318                    [
------------------------------------------------------------------------------
(R)                    5-183            319
------------------------------------------------------------------------------
(O)                    5-184            320
------------------------------------------------------------------------------
(R)                    5-185            321
------------------------------------------------------------------------------
(R)                    5-186            322
------------------------------------------------------------------------------
(R)                    5-187            323
------------------------------------------------------------------------------
(R)                    5-188            324
------------------------------------------------------------------------------
(R)                    5-189            325
------------------------------------------------------------------------------
(R)                    5-190            326
------------------------------------------------------------------------------
(R)                    5-191            327
------------------------------------------------------------------------------
(R)                    5-192            328
------------------------------------------------------------------------------
(R)                    5-193            329
------------------------------------------------------------------------------
(R)                    5-194            330
------------------------------------------------------------------------------
(R)                    5-195            331
------------------------------------------------------------------------------
(R)                    5-196            332
------------------------------------------------------------------------------
(R)                    5-197            333
------------------------------------------------------------------------------
(R)                    5-198            334
------------------------------------------------------------------------------
(R)                    5-199            335
------------------------------------------------------------------------------
(R)                    5-200            336
------------------------------------------------------------------------------
(R)                    5-201            337
------------------------------------------------------------------------------
(R)                    5-202            338
------------------------------------------------------------------------------
(R)                    5-203            339
------------------------------------------------------------------------------
(R)                    5-204            340
------------------------------------------------------------------------------
(R)                    5-205            341
------------------------------------------------------------------------------
(R)                    5-206            342
------------------------------------------------------------------------------
(R)                    5-207          343v2
------------------------------------------------------------------------------
(R)                    5-209            345
------------------------------------------------------------------------------
(R)                    5-210            346
------------------------------------------------------------------------------
(R)                    5-211            347
------------------------------------------------------------------------------
(R)                    5-212            348
------------------------------------------------------------------------------
(O)                    5-213            349
------------------------------------------------------------------------------
(O)                    5-214            350
------------------------------------------------------------------------------
(R)                    5-215            351
------------------------------------------------------------------------------
(R)                    5-216            352
------------------------------------------------------------------------------
(R)                    5-217            353
------------------------------------------------------------------------------
(O)                    5-218            354
------------------------------------------------------------------------------
(R)                    5-219            355
------------------------------------------------------------------------------
(O)                    5-220            356
------------------------------------------------------------------------------
(R)                    5-221            357
------------------------------------------------------------------------------
(R)                    5-227            358
------------------------------------------------------------------------------
(R)                    5-228            359
------------------------------------------------------------------------------
(R)                    5-229          360v2
------------------------------------------------------------------------------
(R)                      6-2          361v2                           **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            12 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
(R)                      6-1            366                    [
------------------------------------------------------------------------------
(R)                      6-5            367
------------------------------------------------------------------------------
(R)                      6-6            368
------------------------------------------------------------------------------
(R)                      6-7            369
------------------------------------------------------------------------------
(R)                      6-8            370
------------------------------------------------------------------------------
(R)                      6-9            371
------------------------------------------------------------------------------
(O)                     6-10            372
------------------------------------------------------------------------------
(R)                     6-11            373
------------------------------------------------------------------------------
(R)                     6-12            374
------------------------------------------------------------------------------
(R)                     6-13            375
------------------------------------------------------------------------------
(R)                     6-14            376
------------------------------------------------------------------------------
(CR)                    6-15            377
------------------------------------------------------------------------------
(R)                     6-16            378
------------------------------------------------------------------------------
(R)                     6-17            379
------------------------------------------------------------------------------
(R)                     6-18            380
------------------------------------------------------------------------------
(R)                     6-19            381
------------------------------------------------------------------------------
(R)                     6-20            382
------------------------------------------------------------------------------
(R)                     6-21            383
------------------------------------------------------------------------------
(R)                     6-22            384
------------------------------------------------------------------------------
(R)                     6-23            385
------------------------------------------------------------------------------
(R)                     6-24            386
------------------------------------------------------------------------------
(R)                     6-25            387
------------------------------------------------------------------------------
(R)                     6-26            388
------------------------------------------------------------------------------
(R)                     6-27            389
------------------------------------------------------------------------------
(R)                     6-28            390
------------------------------------------------------------------------------
(R)                     6-29            391
------------------------------------------------------------------------------
(R)                     6-30            392
------------------------------------------------------------------------------
(R)                     6-31            393
------------------------------------------------------------------------------
(R)                     6-32            394
------------------------------------------------------------------------------
(R)                     6-33            395
------------------------------------------------------------------------------
(R)                     6-34            397
------------------------------------------------------------------------------
(R)                     6-35            398
------------------------------------------------------------------------------
(CR)                    6-36            399
------------------------------------------------------------------------------
(R)                     6-37            400
------------------------------------------------------------------------------
(R)                     6-38            402
------------------------------------------------------------------------------
(R)                     6-39            403
------------------------------------------------------------------------------
(R)                     6-40            404                           **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            13 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
(R)                     6-41            405                    [
------------------------------------------------------------------------------
(R)                     6-42            406
------------------------------------------------------------------------------
(R)                     6-43            407
------------------------------------------------------------------------------
(R)                     6-44            408
------------------------------------------------------------------------------
(R)                     6-45            409
------------------------------------------------------------------------------
(R)                     6-46            410
------------------------------------------------------------------------------
(R)                     6-47            411
------------------------------------------------------------------------------
(O)                     6-48            412
------------------------------------------------------------------------------
(R)                     6-49            413
------------------------------------------------------------------------------
(O)                     6-50            414
------------------------------------------------------------------------------
(O)                     6-51            415
------------------------------------------------------------------------------
(R)                     6-52          416v2
------------------------------------------------------------------------------
(R)                     6-54            417
------------------------------------------------------------------------------
(R)                     6-55          418v2
------------------------------------------------------------------------------
(R)                     6-56            419
------------------------------------------------------------------------------
(R)                     6-57            420
------------------------------------------------------------------------------
(R)                     6-58            421
------------------------------------------------------------------------------
(R)                     6-59            422
------------------------------------------------------------------------------
(R)                     6-60            423
------------------------------------------------------------------------------
(R)                     6-61            424
------------------------------------------------------------------------------
(O)                     6-62            425
------------------------------------------------------------------------------
(R)                     6-63          426v2
------------------------------------------------------------------------------
(R)                     6-64            427
------------------------------------------------------------------------------
(R)                     6-65          428v2
------------------------------------------------------------------------------
(R)                     6-66            429
------------------------------------------------------------------------------
(R)                     6-70          430v2
------------------------------------------------------------------------------
(R)                     6-72          431v2
------------------------------------------------------------------------------
(R)                     6-73          432v2
------------------------------------------------------------------------------
(R)                     6-78          433v2
------------------------------------------------------------------------------
(R)                     6-80            434
------------------------------------------------------------------------------
(R)                     6-81          435v2
------------------------------------------------------------------------------
(R)                     6-83            436
------------------------------------------------------------------------------
(R)                     6-84            437
------------------------------------------------------------------------------
(R)                     6-85            438
------------------------------------------------------------------------------
(R)                     6-86            439
------------------------------------------------------------------------------
(R)                     6-87            440
------------------------------------------------------------------------------
(R)                     6-88            441
------------------------------------------------------------------------------
(CR)                    6-89            442
------------------------------------------------------------------------------
(O)                     6-90            443
------------------------------------------------------------------------------
(R)                     6-91            444
------------------------------------------------------------------------------
(R)                     6-92            445
------------------------------------------------------------------------------
(R)                     6-93            446
------------------------------------------------------------------------------
(R)                     6-94            447                           **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            14 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
(R)                     6-95            448                    [
------------------------------------------------------------------------------
(R)                     6-96            449
------------------------------------------------------------------------------
(R)                     6-97            450
------------------------------------------------------------------------------
(R)                     6-98            451
------------------------------------------------------------------------------
(R)                     6-99            452
------------------------------------------------------------------------------
(O)                    6-100            453
------------------------------------------------------------------------------
(R)                    6-101            454
------------------------------------------------------------------------------
(R)                    6-102            455
------------------------------------------------------------------------------
(R)                    6-103            456
------------------------------------------------------------------------------
(R)                    6-104            457
------------------------------------------------------------------------------
(R)                    6-105            458
------------------------------------------------------------------------------
(R)                    6-106            459
------------------------------------------------------------------------------
(R)                    6-107            460
------------------------------------------------------------------------------
(R)                    6-108            461
------------------------------------------------------------------------------
(R)                    6-109            462
------------------------------------------------------------------------------
(R)                    6-110            463
------------------------------------------------------------------------------
(R)                    6-111            464
------------------------------------------------------------------------------
(R)                    6-112            465
------------------------------------------------------------------------------
(R)                    6-113            466
------------------------------------------------------------------------------
(R)                    6-114          467v2
------------------------------------------------------------------------------
(R)                    6-115            468
------------------------------------------------------------------------------
(R)                    6-116            469
------------------------------------------------------------------------------
(R)                    6-117            470
------------------------------------------------------------------------------
(R)                    6-118            471
------------------------------------------------------------------------------
(R)                    6-119            472
------------------------------------------------------------------------------
(O)                    6-120            473
------------------------------------------------------------------------------
(R)                    6-121            476
------------------------------------------------------------------------------
(O)                    6-122            477
------------------------------------------------------------------------------
(R)                    6-123          478v2
------------------------------------------------------------------------------
(R)                    6-124            479
------------------------------------------------------------------------------
(R)                    6-125          480v2
------------------------------------------------------------------------------
(R)                    6-126            481
------------------------------------------------------------------------------
(O)                    6-127            482
------------------------------------------------------------------------------
(R)                    6-128            485
------------------------------------------------------------------------------
(O)                    6-129            486
------------------------------------------------------------------------------
(R)                    6-130            488
------------------------------------------------------------------------------
(R)                    6-131          489v2
------------------------------------------------------------------------------
(O)                    6-132            491
------------------------------------------------------------------------------
(O)                    6-133            492
------------------------------------------------------------------------------
(R)                    6-134            495
------------------------------------------------------------------------------
(O)                    6-135            496
------------------------------------------------------------------------------
(R)                    6-136          497v2
------------------------------------------------------------------------------
(R)                    6-137            498                           **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            15 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
(R)                    6-138            499                    [
------------------------------------------------------------------------------
(R)                    6-139            501
------------------------------------------------------------------------------
(O)                    6-140            502
------------------------------------------------------------------------------
(R)                    6-141            505
------------------------------------------------------------------------------
(O)                    6-142            506
------------------------------------------------------------------------------
(R)                    6-143            508
------------------------------------------------------------------------------
(R)                    6-144            509
------------------------------------------------------------------------------
(R)                    6-145          512v2
------------------------------------------------------------------------------
(R)                    6-146          513v2
------------------------------------------------------------------------------
(R)                    6-147            514
------------------------------------------------------------------------------
(R)                    6-148            515
------------------------------------------------------------------------------
(R)                    6-149            516
------------------------------------------------------------------------------
(R)                    6-150            517
------------------------------------------------------------------------------
(R)                    6-151            518
------------------------------------------------------------------------------
(R)                    6-152          519v2
------------------------------------------------------------------------------
(R)                    6-153          521v2
------------------------------------------------------------------------------
(R)                    6-154            523
------------------------------------------------------------------------------
(R)                    6-155            524
------------------------------------------------------------------------------
(R)                    6-156            525
------------------------------------------------------------------------------
(R)                    6-157            526
------------------------------------------------------------------------------
(R)                    6-158            527
------------------------------------------------------------------------------
(R)                    6-159          528v2
------------------------------------------------------------------------------
(R)                    6-160            529
------------------------------------------------------------------------------
(R)                    6-161          531v2
------------------------------------------------------------------------------
(R)                    6-162            533
------------------------------------------------------------------------------
(R)                    6-163            534
------------------------------------------------------------------------------
(R)                    6-164            535
------------------------------------------------------------------------------
(R)                    6-165            536
------------------------------------------------------------------------------
(R)                    6-166            537
------------------------------------------------------------------------------
(R)                    6-167            538
------------------------------------------------------------------------------
(R)                    6-168          539v2
------------------------------------------------------------------------------
(R)                    6-170            540
------------------------------------------------------------------------------
(R)                    6-171          541v2
------------------------------------------------------------------------------
(R)                    6-172            542
------------------------------------------------------------------------------
(CR)                   6-173          544v2
------------------------------------------------------------------------------
(R)                    6-176            547
------------------------------------------------------------------------------
(R)                    6-177            548
------------------------------------------------------------------------------
(R)                    6-180            549
------------------------------------------------------------------------------
(R)                    6-181          550v2
------------------------------------------------------------------------------
(R)                    6-182          551v2
------------------------------------------------------------------------------
(R)                    6-184          552v2
------------------------------------------------------------------------------
(R)                    6-185          553v2
------------------------------------------------------------------------------
(R)                    6-186            554                           **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            16 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
(R)                    6-187            555                    [
------------------------------------------------------------------------------
(R)                    6-189          556v2
------------------------------------------------------------------------------
(O)                    6-190          557v2
------------------------------------------------------------------------------
(R)                    6-192            558
------------------------------------------------------------------------------
(R)                    6-194          559v2
------------------------------------------------------------------------------
(O)                    6-195          560v2
------------------------------------------------------------------------------
(R)                    6-196            561
------------------------------------------------------------------------------
(R)                    6-198          562v2
------------------------------------------------------------------------------
(R)                    6-200          564v2
------------------------------------------------------------------------------
(R)                    6-201          566v2
------------------------------------------------------------------------------
(R)                    6-203          567v2
------------------------------------------------------------------------------
(R)                    6-205          568v2
------------------------------------------------------------------------------
(O)                    6-206          569v2
------------------------------------------------------------------------------
(R)                    6-208            570
------------------------------------------------------------------------------
(R)                    6-210          571v2
------------------------------------------------------------------------------
(O)                    6-211          572v2
------------------------------------------------------------------------------
(R)                    6-212            573
------------------------------------------------------------------------------
(R)                    6-214          574v2
------------------------------------------------------------------------------
(R)                    6-216          576v2
------------------------------------------------------------------------------
(R)                    6-217          578v2
------------------------------------------------------------------------------
(R)                    6-219          579v2
------------------------------------------------------------------------------
(R)                    6-220          580v2
------------------------------------------------------------------------------
(R)                    6-222          581v2
------------------------------------------------------------------------------
(R)                    6-223          582v2
------------------------------------------------------------------------------
(R)                    6-224          583v2
------------------------------------------------------------------------------
(R)                    6-228          584v2
------------------------------------------------------------------------------
(R)                    6-236          585v2
------------------------------------------------------------------------------
(R)                    6-229          586v2
------------------------------------------------------------------------------
(R)                    6-238          587v2
------------------------------------------------------------------------------
(R)                    6-239          588v2
------------------------------------------------------------------------------
(CR)                   6-241          589v2
------------------------------------------------------------------------------
(CR)                   6-240          591v2
------------------------------------------------------------------------------
(R)                    6-247          592v2
------------------------------------------------------------------------------
(CR)                   6-245          593v2
------------------------------------------------------------------------------
(O)                    6-248          595v2
------------------------------------------------------------------------------
(R)                    6-251          596v2
------------------------------------------------------------------------------
(O)                    6-252          597v2
------------------------------------------------------------------------------
(R)                    6-253            598
------------------------------------------------------------------------------
(O)                    6-254            599
------------------------------------------------------------------------------
(R)                    6-258          609v2
------------------------------------------------------------------------------
(R)                    6-255          610v2
------------------------------------------------------------------------------
(R)                    6-259          611v2
------------------------------------------------------------------------------
(R)                    6-256            612                           **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            17 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
(R)                    6-261          617v2                    [
------------------------------------------------------------------------------
(R)                    6-262          618v2
------------------------------------------------------------------------------
(R)                    6-271            620
------------------------------------------------------------------------------
(R)                    6-263            621
------------------------------------------------------------------------------
(R)                    6-264          622v2
------------------------------------------------------------------------------
(R)                    6-272            623
------------------------------------------------------------------------------
(R)                    6-268            625
------------------------------------------------------------------------------
(R)                    6-265            626
------------------------------------------------------------------------------
(R)                    6-269            627
------------------------------------------------------------------------------
(R)                    6-270            628
------------------------------------------------------------------------------
(R)                    6-266          629v2
------------------------------------------------------------------------------
(R)                    6-273            632
------------------------------------------------------------------------------
(R)                    6-276            633
------------------------------------------------------------------------------
(R)                    6-277            634
------------------------------------------------------------------------------
(R)                    6-282          635v2
------------------------------------------------------------------------------
(R)                    6-279            636
------------------------------------------------------------------------------
(R)                    6-280          637v2
------------------------------------------------------------------------------
(R)                    6-284          638v2
------------------------------------------------------------------------------
(R)                    6-278          639v2
------------------------------------------------------------------------------
(R)                    6-288          640v2
------------------------------------------------------------------------------
(R)                    6-289            641
------------------------------------------------------------------------------
(O)                    6-290            642
------------------------------------------------------------------------------
(O)                    6-291          643v2
------------------------------------------------------------------------------
(R)                    6-293          645v2
------------------------------------------------------------------------------
(O)                    6-294            646
------------------------------------------------------------------------------
(O)                    6-295            647
------------------------------------------------------------------------------
(R)                    6-296          648v2
------------------------------------------------------------------------------
(R)                    6-297            649
------------------------------------------------------------------------------
(CR)                   6-298            650
------------------------------------------------------------------------------
(R)                    6-299            651
------------------------------------------------------------------------------
(R)                    6-300            653
------------------------------------------------------------------------------
(R)                    6-301            655
------------------------------------------------------------------------------
(R)                    6-302            656
------------------------------------------------------------------------------
(R)                    6-303            657
------------------------------------------------------------------------------
(CR)                   6-304            658
------------------------------------------------------------------------------
(O)                    6-305          659v2
------------------------------------------------------------------------------
(R)                    6-306            660
------------------------------------------------------------------------------
(R)                    6-307            661
------------------------------------------------------------------------------
(R)                    6-308            662
------------------------------------------------------------------------------
(R)                    6-309            663
------------------------------------------------------------------------------
(R)                    6-310            664
------------------------------------------------------------------------------
(O)                    6-311            665
------------------------------------------------------------------------------
(R)                    6-312            666                           **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            18 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
(R)                    6-313            667                    [
------------------------------------------------------------------------------
(R)                    6-314            668
------------------------------------------------------------------------------
(R)                    6-315            669
------------------------------------------------------------------------------
(R)                    6-316            670
------------------------------------------------------------------------------
(R)                    6-317            671
------------------------------------------------------------------------------
(R)                    6-318            672
------------------------------------------------------------------------------
(R)                    6-319            673
------------------------------------------------------------------------------
(R)                    6-320            674
------------------------------------------------------------------------------
(R)                    6-321            675
------------------------------------------------------------------------------
(R)                    6-322            676
------------------------------------------------------------------------------
(R)                    6-323            677
------------------------------------------------------------------------------
(R)                    6-324            678
------------------------------------------------------------------------------
(R)                    6-325            679
------------------------------------------------------------------------------
(CR)                   6-326            680
------------------------------------------------------------------------------
(R)                    6-327            681
------------------------------------------------------------------------------
(R)                    6-330            682
------------------------------------------------------------------------------
(R)                    6-328          683v2
------------------------------------------------------------------------------
(CR)                   6-331            685
------------------------------------------------------------------------------
(CR)                   6-332            686
------------------------------------------------------------------------------
(O)                    6-333            687
------------------------------------------------------------------------------
(R)                    6-334            688
------------------------------------------------------------------------------
(R)                    6-335            689
------------------------------------------------------------------------------
(O)                    6-336            690
------------------------------------------------------------------------------
(R)                    6-337          691v2
------------------------------------------------------------------------------
(O)                    6-338            693
------------------------------------------------------------------------------
(O)                    6-339          694v2
------------------------------------------------------------------------------
(R)                    6-274          695v2
------------------------------------------------------------------------------
(O)                    6-275          703v2
------------------------------------------------------------------------------
(R)                    6-341            706
------------------------------------------------------------------------------
(O)                    6-342            707
------------------------------------------------------------------------------
(O)                    6-343            709
------------------------------------------------------------------------------
(R)                    6-344            710
------------------------------------------------------------------------------
(CR)                   6-345            711
------------------------------------------------------------------------------
(R)                    6-346            712
------------------------------------------------------------------------------
(O)                    6-347            713
------------------------------------------------------------------------------
(O)                    6-348            714
------------------------------------------------------------------------------
(CR)                   6-349            715
------------------------------------------------------------------------------
(R)                    6-350            716
------------------------------------------------------------------------------
(R)                    6-351            717
------------------------------------------------------------------------------
(R)                    6-352            718
------------------------------------------------------------------------------
(R)                    6-353            719
------------------------------------------------------------------------------
(O)                    6-354            720
------------------------------------------------------------------------------
(CR)                   6-355            721                           **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            19 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
(O)                    6-356            722                    [
------------------------------------------------------------------------------
(O)                    6-357            723
------------------------------------------------------------------------------
(O)                    6-358            724
------------------------------------------------------------------------------
(R)                    6-367          725v2
------------------------------------------------------------------------------
(R)                    6-370            728
------------------------------------------------------------------------------
(CR)                   6-371            729
------------------------------------------------------------------------------
(O)                    6-372            730
------------------------------------------------------------------------------
(R)                    6-376          731v2
------------------------------------------------------------------------------
(R)                    6-382          732v2
------------------------------------------------------------------------------
(R)                    6-380          735v2
------------------------------------------------------------------------------
(R)                    6-381          736v2
------------------------------------------------------------------------------
(R)                    6-386            737
------------------------------------------------------------------------------
(R)                    6-389            738
------------------------------------------------------------------------------
(R)                    6-390            739
------------------------------------------------------------------------------
(R)                    6-359          740v2
------------------------------------------------------------------------------
(R)                    6-360            741
------------------------------------------------------------------------------
(R)                    6-361            743
------------------------------------------------------------------------------
(R)                    6-363            744
------------------------------------------------------------------------------
(R)                    6-362            745
------------------------------------------------------------------------------
(R)                    6-364            746
------------------------------------------------------------------------------
(R)                    6-365            747
------------------------------------------------------------------------------
(R)                    6-366          748v2
------------------------------------------------------------------------------
(O)                    6-391            749
------------------------------------------------------------------------------
(R)                    6-392            750
------------------------------------------------------------------------------
(R)                    6-393          751v2
------------------------------------------------------------------------------
(R)                    6-395            755
------------------------------------------------------------------------------
(R)                    6-394            756
------------------------------------------------------------------------------
(O)                    6-396          757v2
------------------------------------------------------------------------------
(R)                    6-398            759
------------------------------------------------------------------------------
(R)                    6-399            760
------------------------------------------------------------------------------
(O)                      7-1            761
------------------------------------------------------------------------------
(R)                      7-2            762
------------------------------------------------------------------------------
(R)                      7-3            763
------------------------------------------------------------------------------
(R)                      7-4            764
------------------------------------------------------------------------------
(R)                      7-5            765
------------------------------------------------------------------------------
(R)                      7-6            766
------------------------------------------------------------------------------
(R)                      7-7            767
------------------------------------------------------------------------------
(R)                      7-8            768
------------------------------------------------------------------------------
(R)                      7-9            771
------------------------------------------------------------------------------
(R)                     7-10            772                           **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            20 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
(R)                     7-11            773                    [
------------------------------------------------------------------------------
(R)                     7-12            774
------------------------------------------------------------------------------
(O)                     7-13            775
------------------------------------------------------------------------------
(R)                      8-1            776
------------------------------------------------------------------------------
(R)                      8-2            777
------------------------------------------------------------------------------
(R)                      8-3            778
------------------------------------------------------------------------------
(O)                      8-4            779
------------------------------------------------------------------------------
(R)                      8-5            780
------------------------------------------------------------------------------
(R)                      8-6            781
------------------------------------------------------------------------------
(R)                      8-7            782
------------------------------------------------------------------------------
(R)                      8-8            783
------------------------------------------------------------------------------
(R)                      8-9            784
------------------------------------------------------------------------------
(R)                     8-10            785
------------------------------------------------------------------------------
(R)                     8-11            786
------------------------------------------------------------------------------
(R)                     8-12            787
------------------------------------------------------------------------------
(R)                     8-13            788
------------------------------------------------------------------------------
(R)                     8-14            789
------------------------------------------------------------------------------
(R)                     8-15            790
------------------------------------------------------------------------------
(R)                     8-16            791
------------------------------------------------------------------------------
(CR)                    8-17            792
------------------------------------------------------------------------------
(CR)                    8-18            793
------------------------------------------------------------------------------
(R)                     8-19            794
------------------------------------------------------------------------------
(R)                     8-20          795v2
------------------------------------------------------------------------------
(R)                     8-22            796
------------------------------------------------------------------------------
(R)                     8-23            797
------------------------------------------------------------------------------
(R)                     8-24            798
------------------------------------------------------------------------------
(R)                     8-25            799
------------------------------------------------------------------------------
(R)                     8-26            800
------------------------------------------------------------------------------
(R)                     8-27            801
------------------------------------------------------------------------------
(R)                     8-28            802
------------------------------------------------------------------------------
(R)                     8-29            803
------------------------------------------------------------------------------
(R)                     8-30            804
------------------------------------------------------------------------------
(R)                     8-31            805
------------------------------------------------------------------------------
(R)                     8-32            806
------------------------------------------------------------------------------
(R)                     8-33            807
------------------------------------------------------------------------------
(R)                     8-34            808
------------------------------------------------------------------------------
(R)                     8-35            809
------------------------------------------------------------------------------
(R)                     8-36            810
------------------------------------------------------------------------------
(R)                     8-37            811
------------------------------------------------------------------------------
(R)                     8-38            812
------------------------------------------------------------------------------
(R)                     8-39            813
------------------------------------------------------------------------------
(R)                     8-40            814
------------------------------------------------------------------------------
(R)                     8-41            815                           **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            21 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
(R)                     8-42            816                    [
------------------------------------------------------------------------------
(R)                     8-43            817
------------------------------------------------------------------------------
(CR)                    8-44            818
------------------------------------------------------------------------------
(R)                     8-45          819v2
------------------------------------------------------------------------------
(O)                     8-46            820
------------------------------------------------------------------------------
(O)                     8-47            821
------------------------------------------------------------------------------
(R)                     8-48            822
------------------------------------------------------------------------------
(R)                     8-49            823
------------------------------------------------------------------------------
(R)                     8-50            824
------------------------------------------------------------------------------
(R)                     8-51            825
------------------------------------------------------------------------------
(R)                     8-52            826
------------------------------------------------------------------------------
(R)                     8-53            827
------------------------------------------------------------------------------
(R)                     8-54            828
------------------------------------------------------------------------------
(R)                     8-55            829
------------------------------------------------------------------------------
(R)                     8-56            830
------------------------------------------------------------------------------
(R)                     8-57            831
------------------------------------------------------------------------------
(R)                     8-58            832
------------------------------------------------------------------------------
(R)                     8-59            833
------------------------------------------------------------------------------
(R)                     8-60            834
------------------------------------------------------------------------------
(O)                     8-61            835
------------------------------------------------------------------------------
(R)                     8-62            836
------------------------------------------------------------------------------
(R)                     8-63            837
------------------------------------------------------------------------------
(R)                     8-64            838
------------------------------------------------------------------------------
(R)                     8-65            839
------------------------------------------------------------------------------
(R)                     8-66            840
------------------------------------------------------------------------------
(R)                     8-67            841
------------------------------------------------------------------------------
(R)                     8-68            842
------------------------------------------------------------------------------
(R)                     8-69            843
------------------------------------------------------------------------------
(R)                     8-70            844
------------------------------------------------------------------------------
(R)                     8-71            845
------------------------------------------------------------------------------
(R)                     8-72            846
------------------------------------------------------------------------------
(R)                     8-73            847
------------------------------------------------------------------------------
(R)                     8-74            848
------------------------------------------------------------------------------
(R)                     8-75            849
------------------------------------------------------------------------------
(R)                     8-76          850v2
------------------------------------------------------------------------------
(R)                     8-77            851
------------------------------------------------------------------------------
(R)                     8-78            852
------------------------------------------------------------------------------
(R)                     8-79            853
------------------------------------------------------------------------------
(R)                     8-80            854
------------------------------------------------------------------------------
(R)                     8-81            855
------------------------------------------------------------------------------
(R)                     8-82            856
------------------------------------------------------------------------------
(R)                     8-83            857
------------------------------------------------------------------------------
(R)                     8-84            858                           **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            22 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
(R)                     8-85            859                    [
------------------------------------------------------------------------------
(R)                     8-86            860
------------------------------------------------------------------------------
(R)                     8-87            861
------------------------------------------------------------------------------
(R)                     8-88            862
------------------------------------------------------------------------------
(R)                     8-89            863
------------------------------------------------------------------------------
(R)                     8-90            864
------------------------------------------------------------------------------
(R)                     8-91            865
------------------------------------------------------------------------------
(R)                     8-92            866
------------------------------------------------------------------------------
(R)                     8-93            867
------------------------------------------------------------------------------
(R)                     8-94            868
------------------------------------------------------------------------------
(R)                     8-95            869
------------------------------------------------------------------------------
(O)                     8-96            870
------------------------------------------------------------------------------
(O)                     8-97            871
------------------------------------------------------------------------------
(O)                     8-98            872
------------------------------------------------------------------------------
(R)                     8-99            873
------------------------------------------------------------------------------
(O)                    8-100            874
------------------------------------------------------------------------------
(R)                    8-101            875
------------------------------------------------------------------------------
(R)                    8-102            876
------------------------------------------------------------------------------
(R)                    8-103            877
------------------------------------------------------------------------------
(R)                    8-104            878
------------------------------------------------------------------------------
(R)                    8-105            879
------------------------------------------------------------------------------
(O)                    8-106            880
------------------------------------------------------------------------------
(R)                    8-107            881
------------------------------------------------------------------------------
(R)                    8-108            882
------------------------------------------------------------------------------
(R)                    8-109            883
------------------------------------------------------------------------------
(R)                    8-110            884
------------------------------------------------------------------------------
(R)                    8-111            885
------------------------------------------------------------------------------
(R)                    8-112            886
------------------------------------------------------------------------------
(R)                    8-113            887
------------------------------------------------------------------------------
(R)                    8-114            888
------------------------------------------------------------------------------
(R)                    8-115            889
------------------------------------------------------------------------------
(R)                    8-116            890
------------------------------------------------------------------------------
(R)                    8-117            891
------------------------------------------------------------------------------
(CR)                   8-118            892
------------------------------------------------------------------------------
(R)                    8-119            893
------------------------------------------------------------------------------
(R)                    8-121            894
------------------------------------------------------------------------------
(R)                    8-122            895
------------------------------------------------------------------------------
(R)                    8-123            896
------------------------------------------------------------------------------
(R)                    8-124            897
------------------------------------------------------------------------------
(R)                    8-125            898
------------------------------------------------------------------------------
(R)                    8-126            899
------------------------------------------------------------------------------
(R)                    8-127          900v2
------------------------------------------------------------------------------
(R)                    8-128            901                           **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            23 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
(R)                    8-129            902                    [
------------------------------------------------------------------------------
(R)                     3-54            903
------------------------------------------------------------------------------
(R)                     3-61            904
------------------------------------------------------------------------------
(R)                     3-68            905
------------------------------------------------------------------------------
(R)                     3-72            906
------------------------------------------------------------------------------
(R)                     3-73            907
------------------------------------------------------------------------------
(R)                     3-99            908
------------------------------------------------------------------------------
(O)                    3-112            909
------------------------------------------------------------------------------
(CR)                    4-20            910
------------------------------------------------------------------------------
(R)                      5-4            911
------------------------------------------------------------------------------
(R)                      5-5            912
------------------------------------------------------------------------------
(CR)                    5-48            913
------------------------------------------------------------------------------
(R)                     5-51            914
------------------------------------------------------------------------------
(CR)                    5-52            915
------------------------------------------------------------------------------
(R)                     5-53            916
------------------------------------------------------------------------------
(O)                     5-83            917
------------------------------------------------------------------------------
(R)                     5-95            918
------------------------------------------------------------------------------
(R)                    5-102            919
------------------------------------------------------------------------------
(R)                    5-103            920
------------------------------------------------------------------------------
(R)                    5-113            921
------------------------------------------------------------------------------
(R)                    5-118            922
------------------------------------------------------------------------------
(R)                    5-119            923
------------------------------------------------------------------------------
(R)                    5-120            924
------------------------------------------------------------------------------
(R)                    5-121            925
------------------------------------------------------------------------------
(R)                    5-125            926
------------------------------------------------------------------------------
(R)                    5-128            927
------------------------------------------------------------------------------
(O)                    5-135            928
------------------------------------------------------------------------------
(O)                    5-138            929
------------------------------------------------------------------------------
(R)                    5-143            930
------------------------------------------------------------------------------
(R)                    5-208            931
------------------------------------------------------------------------------
(R)                    5-222            932
------------------------------------------------------------------------------
(R)                    5-223            933
------------------------------------------------------------------------------
(R)                    5-224            934
------------------------------------------------------------------------------
(R)                    5-225            935
------------------------------------------------------------------------------
(O)                    5-226            936
------------------------------------------------------------------------------
(O)                    5-230            937
------------------------------------------------------------------------------
(R)                      6-3            938                           **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            24 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission



------------------------------------------------------------------------------
(R)                      6-4            939                    [
------------------------------------------------------------------------------
(O)                     6-53            940
------------------------------------------------------------------------------
(R)                     6-67            941
------------------------------------------------------------------------------
(CR)                    6-68            942
------------------------------------------------------------------------------
(CR)                    6-69            943
------------------------------------------------------------------------------
(R)                     6-71            944
------------------------------------------------------------------------------
(R)                     6-74            945
------------------------------------------------------------------------------
(R)                     6-75            946
------------------------------------------------------------------------------
(R)                     6-76            947
------------------------------------------------------------------------------
(R)                     6-77            948
------------------------------------------------------------------------------
(R)                     6-79            949
------------------------------------------------------------------------------
(R)                     6-82            950
------------------------------------------------------------------------------
(R)                    6-169            951
------------------------------------------------------------------------------
(CR)                   6-174            952
------------------------------------------------------------------------------
(O)                    6-175            953
------------------------------------------------------------------------------
(R)                    6-178            954
------------------------------------------------------------------------------
(R)                    6-179            955
------------------------------------------------------------------------------
(O)                    6-183            956
------------------------------------------------------------------------------
(CR)                   6-188            957
------------------------------------------------------------------------------
(R)                    6-191            958
------------------------------------------------------------------------------
(O)                    6-193            959
------------------------------------------------------------------------------
(R)                    6-197            960
------------------------------------------------------------------------------
(R)                    6-199            961
------------------------------------------------------------------------------
(O)                    6-202            962
------------------------------------------------------------------------------
(CR)                   6-204            963
------------------------------------------------------------------------------
(R)                    6-207            964
------------------------------------------------------------------------------
(O)                    6-209            965
------------------------------------------------------------------------------
(R)                    6-213            966
------------------------------------------------------------------------------
(R)                    6-215            967
------------------------------------------------------------------------------
(O)                    6-218            968
------------------------------------------------------------------------------
(R)                    6-221            969
------------------------------------------------------------------------------
(CR)                   6-225            970
------------------------------------------------------------------------------
(R)                    6-226            971
------------------------------------------------------------------------------
(R)                    6-227            972
------------------------------------------------------------------------------
(R)                    6-230            973
------------------------------------------------------------------------------
(R)                    6-231            974
------------------------------------------------------------------------------
(R)                    6-232            975
------------------------------------------------------------------------------
(CR)                   6-233            976
------------------------------------------------------------------------------
(R)                    6-234            977
------------------------------------------------------------------------------
(R)                    6-235            978
------------------------------------------------------------------------------
(R)                    6-237            979
------------------------------------------------------------------------------
(R)                    6-242            980
------------------------------------------------------------------------------
(R)                    6-243            981                           **]
------------------------------------------------------------------------------

_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            25 of 26

Positron Fiber Systems    Proprietary

                                  **Confidential treatment has been requested
                                    with respect to the information contained
                                      within the "[**]" markings. Such marked
                                  portions have been omitted from this filing
                                      and have been filed separately with the
                                           Securities and Exchange Commission


------------------------------------------------------------------------------
(R)                    6-244            982                    [
------------------------------------------------------------------------------
(R)                    6-246            983
------------------------------------------------------------------------------
(CR)                   6-249            984
------------------------------------------------------------------------------
(CR)                   6-250            985
------------------------------------------------------------------------------
(R)                    6-257            986
------------------------------------------------------------------------------
(R)                    6-260            987
------------------------------------------------------------------------------
(R)                    6-267            988
------------------------------------------------------------------------------
(R)                    6-281            989
------------------------------------------------------------------------------
(O)                    6-283            990
------------------------------------------------------------------------------
(R)                    6-285            991
------------------------------------------------------------------------------
(O)                    6-286            992
------------------------------------------------------------------------------
(O)                    6-287            993
------------------------------------------------------------------------------
(O)                    6-292            994
------------------------------------------------------------------------------
(R)                    6-329            995
------------------------------------------------------------------------------
(R)                    6-340            996
------------------------------------------------------------------------------
(R)                    6-368            997
------------------------------------------------------------------------------
(CR)                   6-369            998
------------------------------------------------------------------------------
(CR)                   6-373            999
------------------------------------------------------------------------------
(R)                    6-374           1000
------------------------------------------------------------------------------
(O)                    6-375           1001
------------------------------------------------------------------------------
(CR)                   6-377           1002
------------------------------------------------------------------------------
(R)                    6-378           1003
------------------------------------------------------------------------------
(O)                    6-379           1004
------------------------------------------------------------------------------
(R)                    6-383           1005
------------------------------------------------------------------------------
(R)                    6-384           1006
------------------------------------------------------------------------------
(CR)                   6-385           1007
------------------------------------------------------------------------------
(R)                    6-387           1008
------------------------------------------------------------------------------
(CR)                   6-388           1009
------------------------------------------------------------------------------
(O)                    6-397           1010
------------------------------------------------------------------------------
(CR)                    8-21           1011
------------------------------------------------------------------------------
(R)                    8-120           1012                           **]
------------------------------------------------------------------------------


_______________________________________________
OSIRIS SONET OC3 GR-1400-CORE Compliance Report


Issue 1.0, October 24, 1996            26 of 26